Exhibit 10.2


                                                               EXECUTION VERSION


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                                CREDIT AGREEMENT

                                      among

                               ATL PRODUCTS, INC.

                                       and

                             THE BANKS NAMED HEREIN

                                       and

                               FLEET NATIONAL BANK
                             as Agent for the Banks



                                December 18, 1998





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


                                               TABLE OF CONTENTS
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                                                                                                               Page
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

SECTION I.            INTERPRETATION.............................................................................1
         1.01.    Definitions....................................................................................1
         1.02.    GAAP..........................................................................................16
         1.03.    Headings......................................................................................17
         1.04.    Plural Terms..................................................................................17
         1.05.    Time..........................................................................................17
         1.06.    Governing Law.................................................................................17
         1.07.    Construction..................................................................................17
         1.08.    Entire Agreement..............................................................................17
         1.09.    Calculation of Interest and Fees..............................................................17
         1.10.    Other Interpretive Provisions.................................................................17

SECTION II.           CREDIT FACILITIES.........................................................................18
         2.01.    Revolving Loan Facility.......................................................................18
         2.03.    Fees..........................................................................................21
         2.04.    Prepayments...................................................................................21
         2.05.    Other Payment Terms...........................................................................22
         2.06.    Notes and Interest Account....................................................................23
         2.07.    Revolving Loan Funding, Etc...................................................................23
         2.08.    Pro Rata Treatment............................................................................24
         2.09.    Change of Circumstances.......................................................................25
         2.10.    Taxes on Payments.............................................................................27
         2.11.    Funding Loss Indemnification..................................................................29
         2.12.    Replacement of Banks..........................................................................29
         2.13.    Guaranty......................................................................................29

SECTION III.          CONDITIONS PRECEDENT......................................................................30
         3.01.    Initial Conditions Precedent..................................................................30
         3.02.    Conditions Precedent to Each Credit Event.....................................................30
         3.03.    Conditions Precedent to Each Conversion or Each Selection of Interest Period..................30

SECTION IV.           REPRESENTATIONS AND WARRANTIES............................................................31
         4.01.    Borrower's Representations and Warranties.....................................................31

SECTION V.            COVENANTS.................................................................................33
         5.01.    Affirmative Covenants.........................................................................33
         5.02.    Negative Covenants............................................................................34

SECTION VI.           DEFAULT...................................................................................35
         6.01.    Events of Default.............................................................................35
         6.02.    Remedies......................................................................................37

SECTION VII.          AGENT AND RELATIONS AMONG BANKS...........................................................38
         7.01.    Appointment, Powers and Immunities............................................................38
         7.02.    Reliance by Agent.............................................................................38
         7.03.    Defaults......................................................................................38
         7.04.    Indemnification...............................................................................39

                                                          -i-


         7.05.    Non-Reliance..................................................................................39
         7.06.    Resignation or Removal of Agent...............................................................39
         7.07.    Authorization.................................................................................40
         7.08.    Agent in its Individual Capacity..............................................................40
         7.09.    Agent's Communications Binding Upon Banks.....................................................40
         7.10.    No Obligations of Borrower....................................................................40

SECTION VIII.         MISCELLANEOUS.............................................................................40
         8.01.    Notices.......................................................................................40
         8.02.    Expenses......................................................................................41
         8.03.    Indemnification...............................................................................42
         8.04.    Waivers; Amendments...........................................................................42
         8.05.    Successors and Assigns........................................................................43
         8.06.    Setoff; Security Interest.....................................................................45
         8.07.    No Third Party Rights.........................................................................46
         8.08.    Partial Invalidity............................................................................46
         8.09.    Jury Trial....................................................................................46
         8.10.    Counterparts..................................................................................46
         8.11.    Confidentiality...............................................................................46

EXHIBIT A             NOTICE OF BORROWING......................................................................A-1

EXHIBIT B             NOTICE OF CONVERSION.....................................................................B-1

EXHIBIT C             NOTICE OF INTEREST PERIOD SELECTION......................................................C-1

EXHIBIT D             REVOLVING LOAN NOTE......................................................................D-1

EXHIBIT E             FORM OF GUARANTY...........................................................................1

EXHIBIT F             ASSIGNMENT AGREEMENT.....................................................................F-1

ATTACHMENT 1 TO ASSIGNMENT AGREEMENT.............................................................................1

ATTACHMENT 2 TO ASSIGNMENT AGREEMENT.............................................................................1


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An extra  section break has been inserted  above this  paragraph.  Do not delete
this   section   break   if  you   plan  to  add  text   after   the   Table  of
Contents/Authorities.    Deleting    this   break    will    cause    Table   of
Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of December 18, 1998, is entered into by and among:

                  (1) ATL PRODUCTS, INC., a Delaware corporation ("Borrower");

                  (2) Each of the financial institutions from time to time listed in Schedule I hereto, as amended from time to time (such financial institutions to be referred to herein collectively as the "Banks"); and

                  (3) FLEET NATIONAL BANK, a national banking association ("Fleet"), as agent for the Banks (in such capacity, "Agent").


                                    RECITALS

         A. Borrower has requested that the Banks provide certain credit facilities to Borrower on an unsecured basis but which shall be guarantied by Borrower's parent Quantum Corporation, a Delaware corporation ("Guarantor").

         B. The Banks are willing to provide such credit facilities upon the terms and subject to the conditions set forth herein.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION I. INTERPRETATION.

         1.01. Definitions. Unless otherwise indicated in this Agreement or any other Credit Document, each term set forth below, when used in this Agreement or any other Credit Document, shall have the respective meaning given to that term below or in the provision of this Agreement or other Credit Document referenced below:

                  "Agent"  shall have the  meaning  given to that term in clause
         (3) of the introductory paragraph.

                  "Agent's Fee Letter" shall mean the letter agreement dated the date of this Agreement between Borrower and Agent.

                  "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Equity Securities of such Person having voting power, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers and directors; provided, however, that in no case shall Agent or any Bank be deemed to be an Affiliate of Borrower or any of Borrower's Subsidiaries for purposes of this Agreement.

         For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" shall mean this Credit Agreement.

                  "Applicable Lending Office" shall mean, with respect to any Bank, (a) initially, its office designated as such in Schedule I (or, in the case of any Bank which becomes a Bank by an assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Bank may designate to Agent as the office at which such Bank's Revolving Loans will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Bank's Revolving Loans will thereafter be made.

                  "Applicable Margin" shall mean, with respect to any LIBOR Loan at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the LIBO Rate for such LIBOR Loan; provided, however, that each Applicable Margin determined pursuant to the Pricing Grid shall be increased by two percent (2.00%) (a) on the date an Event of Default of the type referred to in Subparagraph 6.01(a), 6.01(e) or 6.01(f) occurs and (b) on the date Agent provides written notice to Borrower of the occurrence of any Event of Default other than of the type referred to in Subparagraph 6.01(a), 6.01(e) or 6.01(f), and in each case shall continue at such increased rate unless and until such Event of Default is waived in accordance with this Agreement. The Applicable Margins shall be determined as provided in the Pricing Grid and may change for each Pricing Period.

                  "Assignee Bank" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Assignment" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Assignment Agreement" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

                  "Assignor Bank" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Attorney Costs" of any Person shall mean and include all reasonable fees and disbursements of any law firm or other external counsel for such Person and, to the extent such services are not redundant to those provided in the matter by external counsel for such Person, the allocated cost of internal legal services and all disbursements of internal counsel.

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

                  "Authorized Financial Officer" shall mean (a) with respect to Borrower, the Chief Financial Officer or Treasurer of Borrower or any Vice President of Finance of Borrower and (b) with respect to Guarantor, the Chief Financial Officer or Treasurer of Guarantor or any Vice President of Finance of Guarantor.

                  "Banks"  shall have the  meaning  given to that term in clause
         (2) of the introductory paragraph.

                  "Base Rate" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day plus one-half percent (0.50%); provided, however, that the Base Rate shall be increased by two percent (2.00%) (a) on the date an Event of Default of the type referred to in Subparagraph 6.01(a), 6.01(e) or 6.01(f) occurs and (b) on the date Agent provides written notice to Borrower of the occurrence of any Event of Default other than of the type referred to in Subparagraph 6.01(a), 6.01(e) or 6.01(f), and in each case shall continue at such increased rate unless and until such Event of Default is waived in accordance with this Agreement.

                  "Base Rate Loan" shall mean, at any time, a Revolving Loan which then bears interest as provided in clause (i) of Subparagraph 2.01(c).

                  "Borrower" shall have the meaning given to that term in clause
         (1) of the introductory paragraph.

                  "Borrower Disclosure Letter" shall mean the letter from Borrower to Agent, dated the date of this Agreement, which identifies itself as the "Borrower Disclosure Letter" under this Agreement.

                  "Borrower Permitted Indebtedness" shall mean and include (without duplication) the following:

                           (a) The  Obligations  of  Borrower  under the  Credit
                  Documents;

                           (b) Indebtedness listed in the Borrower Disclosure Letter existing on the date of this Agreement;

                           (c) Intercompany Indebtedness of Borrower to Guarantor or any of Guarantor's Subsidiaries provided that the aggregate principal amount of all such Intercompany Indebtedness does not exceed $15,000,000 at any time;

                           (d)  Indebtedness  of the types  described in clauses
                  (iii), (iv), (viii), (ix), (x) (other than with respect to the references to clauses (ii) and (vi) therein), (xi), (xii),
                  (xiii), (xiv), (xv), (xvi) and (xvii) of Subparagraph 5.02(a) of the Guarantor Credit Agreement; and

                           (e) Indebtedness of Borrower and its Subsidiaries not
                  otherwise permitted hereunder, provided that the aggregate principal amount of all such Indebtedness does not exceed at any time Five Million Dollars ($5,000,000).

                  "Borrowing" shall mean a borrowing by Borrower consisting of the Revolving Loans made by each of the Banks on the same date and of the same Type pursuant to a single Notice of Borrowing.

                  "Business Day" shall mean any day other than Saturday and Sunday on which (a) commercial banks are not authorized or required to close in San Francisco, California, Boston, Massachusetts or New York, New York and (b) if such Business Day is related to a Revolving Loan which bears or is to bear interest based on a LIBO Rate, dealings in Dollar deposits are carried out in the London or other applicable interbank eurodollar market.

                  "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.09(d).

                  "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

                  "Change of Control" shall mean with respect to Borrower or Guarantor, as applicable, the occurrence of any of the following events: (i) any person or group of persons (within the meaning of
         Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall (A) acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of forty percent (40%) or more of the outstanding Equity Securities of Borrower or Guarantor entitled to vote for members of the board of directors, or (B) acquire all or substantially all of the assets of Borrower or Guarantor and its Subsidiaries taken as a whole, or (ii) during any period of fifteen
         (15) consecutive calendar months, individuals who are directors of Guarantor on the first day of such period ("Initial Directors") and any directors of Guarantor who are specifically approved by two-thirds of the directors of Guarantor who are Initial Directors or previously-approved Approved Directors ("Approved Directors") shall cease to constitute a majority of the Board of Directors of Guarantor before the end of such period.

                  "Change of Law" shall have the meaning given to that term in Subparagraph 2.09(b).

                  "Closing Date" shall mean the date when the initial Revolving Loan is made.

                  "Commitment" shall mean, with respect to any Bank at any time, such Bank's Proportionate Share at such time of the Total Commitment at such time.

                  "Commitment Fee Percentage" shall mean, with respect to the Unused Commitment at any time, a per annum rate which is determined pursuant to the Pricing Grid.

                  "Commitment Fees" shall have the meaning given to that term in Subparagraph 2.03(c).



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

                  "Contingent Obligation" shall mean, with respect to any Person without duplication, (a) any Guaranty Obligation of that Person; and
         (b) any direct or indirect monetary obligation or liability, contingent or otherwise, of that Person (i) in respect of any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (ii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered if and to the extent such obligations are not designated as accounts payable in accordance with GAAP, or (iii) incurred pursuant to any interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts or other similar agreements relating to interest rates or currencies. The amount of any Contingent Obligation shall be deemed equal to the liability in respect thereof reasonably anticipated in accordance with GAAP.

                  "Contractual Obligation" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

                  "Credit Documents" shall mean and include the Loan Documents; all documents, instruments and agreements delivered to Agent or any Bank pursuant to Paragraph 3.01; and all other documents, instruments and agreements delivered by Borrower, Guarantor or any of their Subsidiaries to Agent or any Bank in connection with this Agreement on or after the date of this Agreement.

                  "Credit Event" shall mean the making of any Revolving Loan.

                  "Default" shall have the meaning given to that term in Paragraph 6.01.

                  "Defaulting Bank" shall mean a Bank which has failed to fund its portion of any Borrowing which it is required to fund under this Agreement and has continued in such failure for three (3) Business Days after written notice from Agent.

                  "Dollars" and "$" shall mean the lawful currency of the United States of America.

                  "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing, other than convertible debt securities which have not been converted into common stock, preferred stock, participations, shares, partnership interests or other equity interests in any such Person.

                  "Event of Default" shall have the meaning given to that term in Paragraph 6.01.

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

                  "Executive Officer" shall mean, with respect to Borrower or Guarantor, respectively, the Chairman, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer, Treasurer, General Counsel or Vice President of Corporate Development and Planning of such Person or any division President or Executive Vice President of such Person (or, if the titles are changed, the persons having similar responsibilities for such Person).

                  "Federal Funds Rate" shall mean, for any day, the Federal funds effective rate as set forth in the weekly statistical release designated as H.15(519) published by the Federal Reserve Bank of New York for such day, or in any successor publication (or, if such rate is not so published for any day, the average rate quoted to Agent on and for such day by three (3) Federal funds brokers of recognized standing selected by Agent).

                  "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

                  "Financial Statements" shall mean, with respect to any accounting period for any Person, consolidated statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

                  "Fleet"  shall have the  meaning  given to that term in clause
         (3) of the introductory paragraph.

                  "Funding Losses" shall mean, with respect to any repayment, prepayment or conversion of any LIBOR Loan as set forth in clause (a) of Paragraph 2.11, any failure to borrow any LIBOR Loan as set forth in clause (b) of Paragraph 2.11 or any failure to convert into any LIBOR Loan as set forth in clause (c) of Paragraph 2.11, the amount (which shall not be less than zero) computed in accordance with the following formula:

                  Funding Losses = (R-T) x P x D
                                   -------------
                                        360

                  where    R =      the  interest  rate  that was or would  have
                                    been applicable to such LIBOR Loan;

                           T = the LIBO Rate for the date of such repayment, prepayment, conversion, failure to borrow or failure to convert for new LIBOR Loans, of the same principal amount made for an assumed Interest Period (the "Remaining Period") which begins on the date of such repayment, prepayment, conversion, failure to borrow or failure to convert and ends on the last day of the actual Interest Period that was or would have been applicable to the LIBOR Loan that was repaid, prepaid or converted or that was not borrowed or converted;

                          P = the principal amount of the LIBOR Loan that was repaid, prepaid or converted or that was not borrowed or converted; and

                          D =       the number of days in the Remaining Period.

                  "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied.

                  "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

                  "Governmental Charges" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

                  "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

                  "Guarantor" has the meaning given to that term in Recital A.

                  "Guarantor Credit Agreement" shall mean that certain Credit Agreement, dated as of June 6, 1997, among Guarantor, the financial institutions listed in Schedule I thereto, ABN AMRO Bank N.V., San Francisco International Branch ("ABN") and CIBC Inc., as co-arrangers for such financial institutions, Canadian Imperial Bank of Commerce, as administrative agent for such financial institutions, ABN, as syndication agent for such financial institutions, Bank of America National Trust and Savings Association, as documentation agent for such financial institutions, and certain co-agents listed therein (as amended, restated or otherwise modified from time to time in accordance with Paragraph 8.04 thereof).

                  "Guarantor Credit Documents" shall mean the "Credit Documents" as such term is defined in the Guarantor Credit Agreement.

                  "Guaranty Obligation" shall mean, with respect to any Person, any direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or
         (b) to advance or provide funds (i) for
         the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or
         (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation (except to the extent of the fair market value of such property, securities or services to be purchased), or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the liability in respect thereof reasonably anticipated under GAAP.

                  "Indebtedness" of any Person shall mean, without duplication (in each case, measured in accordance with GAAP):

                           (a) All monetary obligations of such Person evidenced
                  by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money;

                           (b) All monetary  obligations  of such Person for the
                  deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secured or financed such purchase price), other than trade payables incurred by such Person in the ordinary course of its business on ordinary terms;

                           (c) All  monetary  obligations  of such Person  under
                  conditional sale or other title retention agreements with respect to property acquired by such Person other than pursuant to leases classified as operating leases under GAAP (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

                           (d) All monetary obligations of such Person as lessee
                  with respect to the capitalized portion of Capital Leases of such Person (other than capitalized interest) calculated in accordance with GAAP;

                           (e) all monetary  obligations  of such Person  (other
                  than inchoate indemnity obligations) with respect to any Synthetic Leases; provided, however, that the amount of monetary obligations for the purpose of this clause (e) shall be equal to the aggregate present value of scheduled rental payments under each such Synthetic Lease (excluding any component thereof in the nature of operating expenses, taxes or similar obligations), together with the purchase price payable by such Person at the end of such Synthetic Lease, discounted by the interest rate implicit in such Synthetic Lease;

                           (f) all monetary  obligations  of such Person  (other
                  than inchoate indemnity obligations) with respect to any sale, transfer or assignment of accounts receivable and related rights and property by such Person with recourse to such Person;

                           (g)  All   monetary   obligations   of  such  Person,
                  contingent or otherwise, under or with respect to letters of credit, banker's acceptances or other similar facilities;

                           (h) All monetary obligations of such Person, contingent or otherwise, under or with respect to interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts or other similar agreements relating to interest rates or currencies;

                           (i) All  Contingent  Obligations  of such Person with
                  respect to the obligations of such Person or other Persons of the types described in clauses (a) - (h) above; and

                           (j) All  obligations  of other  Persons  of the types
                  described in clauses (a) - (h) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) owned by such Person, even though such person has not assumed or become liable for the payment of such obligations; provided, however, that the amount of such Indebtedness under this clause (j) shall be the lesser of (i) the fair market value of the property subject to such Lien and (ii) the amount of the monetary obligations of such other Person.

                  "Interest Account" shall have the meaning given to that term in Subparagraph 2.06(b).

                  "Interest Period" shall mean, with respect to any LIBOR Loan, the time periods selected by Borrower pursuant to Subparagraph 2.01(b) or Subparagraph 2.01(d) which commences on the first day of such Revolving Loan or the effective date of any conversion and ends on the last day of such time period, and thereafter, each subsequent time period selected by Borrower pursuant to Subparagraph 2.01(e) which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

                  "LIBO Rate" shall mean, with respect to any Interest Period for the LIBOR Loans in any Borrowing, a rate per annum equal to the quotient of (a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on the Reuters screen LIBO page (or any successor publication) on the second Business Day prior to the first day of such Interest Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period, divided by (b) one minus the Reserve Requirement for such Revolving Loans in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding sentence, the rate to be used in clause (a) shall be, at Agent's discretion, (i) the rate per annum at which Dollar deposits are offered to Agent in the London interbank eurodollar currency market or (ii) the rate at which Dollar deposits are offered to Agent in, or by Agent to major banks in, any offshore interbank eurodollar market selected by Agent, in each case on the second Business Day prior to the commencement of such Interest Period at or about 10:00 A.M. (New York time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Revolving Loan to be made or funded by Agent as part of such Borrowing.

                  "LIBOR Loan" shall mean, at any time, a Revolving Loan which then bears interest as provided in clause (ii) of Subparagraph 2.01(c).

                  "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement.

                  "Loan Documents" shall mean this Agreement, the Notes, the Guaranty, the Agent's Fee Letter, each Notice of Borrowing, and each additional certificate delivered by Borrower, Guarantor or any of their Subsidiaries from time to time pursuant to the terms of this Agreement or any such other Loan Documents.

                  "Majority Banks" shall mean (a) at any time Revolving Loans are outstanding and the Banks are obligated to make Revolving Loans pursuant to their Commitments, Banks holding more than sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of all Revolving Loans outstanding, calculated as if Revolving Loans in the full amount of the Banks' Commitments were outstanding, (b) at any time Revolving Loans are outstanding and the Banks are not obligated to make Revolving Loans pursuant to their Commitments, Banks holding more than sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of all Revolving Loans outstanding and (c) at any time no Revolving Loans are outstanding, Banks whose aggregate Commitments exceed sixty-six and two-thirds percent (66 2/3%) of the Total Commitment at such time.

                  "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations or financial or other condition of Guarantor and its Subsidiaries taken as a whole; (b) the ability of Borrower or Guarantor on behalf of Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents; (c) the ability of Guarantor to pay or perform its obligations in accordance with the terms of the Guaranty; or (d) the rights and remedies of Agent and the Banks under this Agreement, the Guaranty or any other Credit Documents taken as a whole.

                  "Material Subsidiaries" (a) with respect to Guarantor shall have the meaning given to that term in the Guarantor Credit Agreement; provided, however, that for purposes of determining Guarantor's compliance with each of the representations, warranties and covenants set forth in the Guarantor Credit Agreement and in the other Guarantor Credit Documents, Material Subsidiaries shall include Borrower; and (b) with respect to Borrower shall mean each Subsidiary of Borrower which has assets with a total book value greater than ten percent (10%) of the consolidated total assets of Borrower and its Subsidiaries, each determined as of the end of the fiscal quarter immediately preceding the date of determination.

                  "maturity" shall mean, with respect to any Revolving Loan, interest, fee or other amount payable by Borrower under this Agreement or the other Credit Documents, the date such Revolving Loan, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

                  "Maturity Date" shall have the meaning given to that term in Subparagraph 2.01(a).

                  "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally-recognized rating agency.

                  "Note"   shall  have  the  meaning   given  to  that  term  in
         Subparagraph 2.06(a).

                  "Notice of Borrowing" shall have the meaning given to that term in Subparagraph 2.01(b).

                  "Notice of Conversion" shall have the meaning given to that term in Subparagraph 2.01(d).

                  "Notice of Interest Period Selection" shall have the meaning given to that term in Subparagraph 2.01(e).

                  "Obligations" shall mean and include, with respect to Borrower, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower to Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower hereunder or thereunder.

                  "Origination Fees" shall have the meaning given to that term in Subparagraph 2.04(b).

                  "Participant" shall have the meaning given to that term in Subparagraph 8.05(b).

                  "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a limited liability company, a joint stock company, an unincorporated association, a joint venture, a trust or other entity or a Governmental Authority.

                  "Pricing Grid" shall mean Schedule II.

                  "Pricing  Period" shall mean (a) the period  commencing on the date of this Agreement and ending on February 28, 1999, and (b) each consecutive four-calendar month period, two-calendar month period, three-calendar month period or three-calendar month period (as applicable) thereafter which commences on the day following the last day of the immediately preceding four-calendar month period, two-calendar month period, three-calendar month period or three-calendar month period (as applicable) and ends on the last day of that time period as follows:

                           (i) December 1st through February 28th or February 29th (as applicable);

                           (ii)  March 1st through June 30th;

                           (iii) July 1st through August 31st; and

                           (iv)  September 1st through November 30th.

                  "Prime Rate" shall mean the per annum rate publicly announced by Agent from time to time at its head office. The Prime Rate is determined by Agent from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Agent at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

                  "Prior Credit Agreement" shall mean that certain Credit Agreement, dated as of February 2, 1998 between Borrower and Union Bank of California, N.A.

                  "Proportionate Share" shall mean, with respect to each Bank, the percentage set forth under the caption "Proportionate Share" opposite such Bank's name on Schedule I, or, if changed, such percentage as may be set forth for such Bank in the Register.

                  "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement, Operating Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule binding upon such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any final judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Reserve Requirement" shall mean, with respect to any day in an Interest Period for a LIBOR Loan, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on any Bank by any Governmental Authority.

                  "Revolving Loan" shall have the meaning given to that term in Subparagraph 2.01(a).

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally-recognized rating agency.

                  "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the assets of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, as such value is established and liabilities evaluated for purposes of Section 101(31) of the Federal Bankruptcy Reform Act of 1978 (12 U.S.C. ss.101, et seq.) and, in the alternative, the California Uniform Fraudulent Transfer Act, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

                  "Subsidiary" of any Person shall mean (a) any corporation of which 50% or more of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries or (b) any partnership, joint venture, or other association of which 50% or more of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries and in each case, only if such Person is included in the Financial Statements of such Person on a consolidated basis.

                  "Synthetic Lease" shall mean an off-balance sheet financing arrangement for equipment or real estate which is treated as an operating lease under GAAP but pursuant to which the lessee of such equipment or real estate has the benefits and burdens of ownership of the leased equipment or real estate for U.S. tax purposes.

                  "Taxes"   shall  have  the  meaning  given  to  such  term  in
         Subparagraph 2.10(a).

                  "Total Commitment" shall have the meaning given to that term in Subparagraph 2.01(a).

                  "Total Funded Debt Ratio" shall have the meaning given to that term in the Guarantor Credit Agreement.

                  "Type" shall mean, with respect to any Revolving Loan or Borrowing at any time, the classification of such Revolving Loan or Borrowing by the type of interest rate it then bears, whether an interest rate based on the Base Rate or the LIBO Rate.

                  "Unused Commitment" shall mean, at any time after this Agreement is executed by Borrower, Agent and the Banks, the remainder of (a) the Total Commitment at such time minus (b) the sum of the aggregate principal amount of all Revolving Loans then outstanding.

                  "Wholly-Owned Subsidiary" shall mean any Subsidiary in which (other than directors' qualifying or local ownership shares required by law) 100% of the issued and outstanding Equity Securities or equity interest (as applicable) having ordinary voting power to elect a majority of the Board of Directors of such Subsidiary or direct or control the management of such Subsidiary (as applicable) is at the time owned and controlled by a Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Year 2000 Problem" shall mean the risk that computer applications used by Borrower and its Subsidiaries or Guarantor and its Subsidiaries may be unable to properly recognize and perform date-sensitive functions involving certain dates on or after December 31, 1999.

         1.02. GAAP. Unless otherwise indicated in this Agreement or any other Credit Document, all accounting terms used in this Agreement, the Guaranty or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes in any material respect during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrower, Guarantor, the Banks and Agent agree to negotiate in good faith to amend this Agreement and the Guaranty in such respects as are necessary to conform those covenants as criteria for evaluating Guarantor's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Borrower, Guarantor, the Banks and Agent so amend this Agreement and the Guaranty, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

         1.03. Headings. Headings in this Agreement and each of the other Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

         1.04. Plural Terms. All terms defined in this Agreement or any other Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

         1.05. Time. All references in this Agreement and each of the other Credit Documents to a time of day shall mean New York time unless otherwise indicated.

         1.06. Governing Law. This Agreement and each of the other Credit Documents (unless otherwise provided in such other Credit Documents) shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         1.07. Construction. This Agreement is the result of negotiations among, and has been reviewed by, Borrower, each Bank, Agent and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower, any Bank or Agent.

         1.08. Entire Agreement. This Agreement, the Agent's Fee Letter, the Guaranty and each of the other Credit Documents, taken together, constitute and contain the entire agreement of Borrower, Guarantor, the Banks and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

         1.09. Calculation of Interest and Fees. All calculations of interest and fees under this Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any Revolving Loan bears interest based upon the Base Rate, such interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

         1.10. Other Interpretive Provisions. References in this Agreement to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement and each of the other Credit Documents to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Credit Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of this Agreement and the terms of any other Credit Document, the terms of this Agreement shall govern.

SECTION II. CREDIT FACILITIES.

         2.01. Revolving Loan Facility.

                  (a) Revolving Loan Availability. Subject to the terms and conditions of this Agreement (including the amount limitations set forth in Paragraph 2.02), each Bank severally agrees to advance to Borrower from time to time during the period beginning on the Closing Date and ending on June 6, 2000 (the "Maturity Date") such revolving loans as Borrower may request under this Paragraph 2.01 (individually, a "Revolving Loan"); provided, however, that (i) the aggregate principal amount of all Revolving Loans made by such Bank at any time outstanding shall not exceed such Bank's Commitment at such time and (ii) the aggregate principal amount of all Revolving Loans made by all Banks at any time outstanding shall not exceed Thirty Five Million Dollars ($35,000,000) (such amount, as reduced from time to time pursuant to this Agreement, to be referred to herein as the "Total Commitment"). All Revolving Loans shall be made on a pro rata basis by the Banks in accordance with their respective Proportionate Shares, with each Borrowing to be comprised of a Revolving Loan by each Bank equal to such Bank's Proportionate Share of such Borrowing. Except as otherwise provided herein, Borrower may borrow, repay and reborrow Revolving Loans until the Maturity Date.

                  (b) Notice of Borrowing. Borrower shall request each Borrowing by delivering to Agent an irrevocable written notice in the form of Exhibit A, appropriately completed (a "Notice of Borrowing"), which specifies, among other things:

                           (i) The principal amount of the requested Borrowing, which shall be in the amount of (A) $500,000 or an integral multiple of $100,000 in excess thereof;

                           (ii) Whether the requested Borrowing is to consist of Base Rate Loans or LIBOR Loans;

                           (iii) If the requested Borrowing is to consist of LIBOR Loans, the initial Interest Period selected by Borrower for such LIBOR Loans in accordance with Subparagraph 2.01(e); and

                           (iv) The date of the requested Borrowing, which shall be a Business Day.

         Borrower  shall give each Notice of  Borrowing  to Agent at least three
         (3) Business Days before the date of the requested Borrowing in the case of a Borrowing consisting of LIBOR Loans and by 12:00 P.M. on the day of the requested Borrowing in the case of a Borrowing consisting of Base Rate Loans. Each Notice of Borrowing shall be delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Agent the original of any Notice of Borrowing initially delivered by facsimile. Agent shall promptly notify each Bank of the contents of each Notice of Borrowing and of the amount and Type of (and, if applicable, the Interest Period for) each Revolving Loan to be made by such Bank as part of the requested Borrowing.

                  (c) Interest Rates. Borrower shall pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until the maturity thereof, at one of the following rates per annum:

                           (i) During such periods as such Revolving Loan is a Base Rate Loan, at a rate per annum equal to the Base Rate, such rate to change from time to time as the Base Rate shall change; and

                           (ii) During such periods as such Revolving Loan is a LIBOR Loan, at a rate per annum equal at all times during each Interest Period for such LIBOR Loan to the LIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time to time during such Interest Period as the Applicable Margin shall change;

         Provided, however, that all Revolving Loans outstanding during the period commencing on the Closing Date and ending three (3) Business Days after the Closing Date shall be Base Rate Loans. All Revolving Loans in each Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates. The number of Borrowings consisting of LIBOR Loans shall not exceed five (5) at any time.

                  (d) Conversion of Revolving Loans. Borrower may convert any Borrowing from one Type of Borrowing to the other Type. Borrower shall request such a conversion by an irrevocable written notice to Agent in the form of Exhibit B, appropriately completed (a "Notice of Conversion"), which specifies, among other things:

                           (i)      The Borrowing which is to be converted;

                           (ii) The Type of Revolving Loans into which such Revolving Loans are to be converted;

                           (iii) If such Borrowing is to be converted into a Borrowing consisting of LIBOR Loans, the initial Interest Period selected by Borrower for such Revolving Loans in accordance with Subparagraph 2.01(e); and

                           (iv) The date of the requested conversion, which shall be a Business Day.

         Borrower  shall give each Notice of  Conversion to Agent at least three
         (3) Business Days before the date of the requested conversion in the case of a conversion into a Revolving Loan consisting of LIBOR Loans. If Borrower fails to give such Notice of Conversion at least three (3) Business Days before the date of the requested conversion, such Revolving Loan shall automatically convert into a Revolving Loan consisting of Base Rate Loans. Each Notice of Conversion shall be delivered by first-class mail or facsimile to Agent at the office or to the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Agent the original of any Notice of Conversion initially delivered by facsimile. Agent shall promptly notify each Bank of the contents of each Notice of Conversion.

                  (e)      LIBOR Loan Interest Periods.

                           (i) The initial and each subsequent Interest Period selected by Borrower for a LIBOR Loan shall be one (1), three (3) or six (6) months as Borrower may specify; provided, however, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (C) no Interest Period shall end after the Maturity Date.

                           (ii) Borrower shall notify Agent by an irrevocable written notice in the form of Exhibit C, appropriately completed (a "Notice of Interest Period Selection"), at least three (3) Business Days prior to the last day of each Interest Period for LIBOR Loans of the Interest Period selected by Borrower for the next succeeding Interest Period for such Revolving Loans. Each Notice of Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Agent the original of any Notice of Interest Period Selection initially delivered by facsimile. If Borrower fails to notify Agent of the next Interest Period for LIBOR Loans in accordance with this Subparagraph 2.01(e), such LIBOR Loans shall automatically convert to Base Rate Loans on the last day of the current Interest Period therefor.

                  (f) Scheduled Revolving Loan Payments. Borrower shall repay the unpaid principal amount of all Revolving Loans on the Maturity Date. Borrower shall pay accrued interest on the unpaid principal amount of the Revolving Loans in arrears (i) in the case of Base Rate Loans, on the last Business Day in each calendar quarter; (ii) in the case of LIBOR Loans, on the last day of each Interest Period therefor (and, if any such Interest Period is longer than three (3) months, every three (3) months after the first day of such Interest Period); and (iii) in the case of all Revolving Loans, at maturity.

                  (g) Purpose. Borrower shall use the proceeds of the Revolving Loans (i) to refinance the loans outstanding under the Prior Credit Agreement on the Closing Date and (ii) to finance Borrower's working capital and general corporate needs.

         2.02. Amount Limitations, Commitment Reductions, Etc.

                  (a) Total Commitments. The sum of the aggregate principal amount of all Revolving Loans outstanding at any time shall not exceed the Total Commitment at such time.

                  (b) Optional Reduction or Cancellation of Commitments. Borrower may, upon three (3) Business Days written notice to Agent, permanently reduce the Total Commitment by the amount of $100,000 or integral multiples of $50,000 in excess thereof or cancel the Total Commitment in its entirety; provided, however, that:

                           (i) Borrower may not reduce the Total Commitment if, after giving effect to such reduction, the aggregate principal amount of all Revolving Loans then outstanding would exceed the Total Commitment as so reduced; and

                           (ii)  Borrower  may not cancel  the Total  Commitment
         prior  to  the  Maturity   Date  if,   after  giving   effect  to  such
         cancellation, any Revolving Loan would remain outstanding.

                  (c) Effect of Commitment Reductions. From the effective date of any reduction of the Total Commitment, the Commitment Fees payable pursuant to Subparagraph 2.03(c) shall be computed on the basis of the Total Commitment as so reduced. Any reduction of the Total Commitment pursuant to this Paragraph
2.02 shall be applied ratably to reduce each Bank's Commitment in accordance with clause (i) of Subparagraph 2.08(a).

         2.03.    Fees.

                  (a) Agent's Fees. Borrower shall pay to Agent, for its own accounts, the fees in the amounts and at the times set forth in the Agent's Fee Letter.

                  (b) Origination Fee. Borrower shall pay to Agent, for the ratable benefit of the Banks, nonrefundable origination fees (the "Origination Fees") in an amount equal to one-half of one percent (.50%) of each Bank's Commitment on the Closing Date.

                  (c) Commitment Fees. Borrower shall pay to Agent, for the ratable benefit of the Banks as provided in clause (iv) of Subparagraph 2.08(a), nonrefundable commitment fees (the "Commitment Fees") equal to the Commitment Fee Percentage on the daily average Unused Commitment for the period beginning on the date of this Agreement and ending on the Maturity Date. The Commitment Fee Percentage shall be determined as provided in the Pricing Grid and may change for each Pricing Period. Borrower shall pay the Commitment Fees quarterly in arrears on the last day in each calendar quarter (commencing December 31, 1998) and on the Maturity Date (or if the Total Commitment is cancelled on a date prior to the Maturity Date, on such prior date).

         2.04.    Prepayments.

                  (a) Terms of all Prepayments. Upon the prepayment of any Revolving Loan (whether such prepayment is an optional prepayment under Subparagraph 2.04(b), a mandatory prepayment required by Subparagraph 2.04(c) or a mandatory prepayment required by any other provision of this Agreement or the other Credit Documents, including, without limitation, a prepayment upon acceleration), Borrower shall pay to the Agent for the benefit of the Bank which made such Revolving Loan (i) if such prepayment is the prepayment of a LIBOR Loan, all accrued interest to the date of such prepayment on the amount prepaid and (ii) if such prepayment is the prepayment of a LIBOR Loan on a day other than the last day of an Interest Period for such Revolving Loan, all amounts payable to such Party pursuant to Paragraph 2.11.

                  (b) Optional Prepayments. At its option, Borrower may, upon three (3) Business Days notice to Agent for LIBOR Loans and one (1) Business Day notice to Agent for

Base Rate Loans, prepay any Borrowing in part, in an aggregate principal amount of $100,000 or more, or in whole.

                  (c) Mandatory Prepayments. If, at any time, the aggregate principal amount of all Revolving Loans then outstanding exceeds the Total Commitment at such time, Borrower shall immediately prepay Revolving Loans in an aggregate principal amount equal to such excess.

                  (d) Application of Revolving Loan Prepayments. All prepayments of the Revolving Loans shall, to the extent possible, be first applied to prepay Base Rate Loans and then, if any funds remain, to prepay LIBOR Loans.

         2.05.     Other Payment Terms.

                  (a) Place and Manner. Except as otherwise expressly provided herein, Borrower shall make all payments due to each Bank hereunder by payments to Agent, for the account of such Bank and such Bank's Applicable Lending Office, at Agent's office, located at the address specified in Paragraph 8.01, in lawful money of the United States and in same day or immediately available funds not later than 11:00 A.M. on the date due. Agent shall promptly disburse to each Bank each such payment received by Agent for such Bank.

                  (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                  (c) Late Payments. If any amounts required to be paid by Borrower under this Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Revolving Loan or interest thereon, any fees or other amounts) remain unpaid after such amounts are due, Borrower shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

                  (d) Application of Payments. All payments hereunder shall be applied first to unpaid fees, costs and expenses then past due under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Revolving Loans.

                  (e) Failure to Pay Agent. Unless Agent shall have received notice from Borrower prior to the date on which any payment is due to any Bank hereunder that Borrower will not make such payment in full, Agent may assume that Borrower has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to the appropriate Banks on such due date an amount equal to the amount then due such Banks. If and to the extent Borrower shall not have so made such payment in full to Agent, each such Bank shall repay to Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to Agent, at (i) the Federal Funds Rate for the first three (3) days and (ii) the Base Rate thereafter. A certificate of Agent submitted to any Party with respect to any amounts owing by such Bank under this Subparagraph 2.05(e) shall be conclusive absent manifest error.

         2.06.     Notes and Interest Account.

                  (a) Notes. The obligation of Borrower to repay the Revolving Loans made by each Bank and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of Exhibit D (individually, a "Note") which note shall be (i) payable to the order of such Bank, (ii) in the amount of such Bank's Commitment, (iii) dated the Closing Date and (iv) otherwise appropriately completed. Borrower authorizes each Bank to record on the schedule annexed to such Bank's Note the date and amount of each Revolving Loan made by such Bank and of each payment or prepayment of principal thereon made by Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted. Borrower further authorizes each Bank to attach to and make a part of such Bank's Note continuations of the schedule attached thereto as necessary.

                  (b) Interest Account. Borrower authorizes Agent to record in an account or accounts maintained by Agent on its books (the "Interest Account")
(i) the interest rates applicable to all Revolving Loans and the effective dates of all changes thereto, (ii) the Interest Period for each LIBOR Loan, (iii) the date and amount of each principal and interest payment on each Revolving Loan and (iv) such other information as Agent may determine is necessary for the computation of interest payable by Borrower hereunder.

         2.07.    Revolving Loan Funding, Etc.

                  (a) Bank Funding and Disbursement to Borrower. Each Bank shall, before 12:00 P.M. on the date of each Borrowing, make available to Agent at its office specified in Paragraph 8.01, in same day or immediately available funds, such Bank's pro rata share of such Borrowing. After Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in
Section III, Agent will promptly disburse such funds in same day or immediately available funds to Borrower. Unless otherwise directed by Borrower, Agent shall disburse the proceeds of each Borrowing to Borrower by disbursement to the account or accounts specified in the applicable Notice of Borrowing.

                  (b) Bank Failure to Fund. Unless Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to Agent such Bank's pro rata share of such Borrowing, Agent may assume that such Bank has made such portion available to Agent on the date of such Borrowing in accordance with Subparagraph 2.07(a), and Agent may, in reliance upon such assumption, make available to Borrower (or otherwise disburse) on such date a corresponding amount. If any Bank does not make the amount of its pro rata share of any Borrowing available to Agent on or prior to the date of such Borrowing, such Bank shall pay to Agent, on demand, interest which shall accrue on such amount until made available to Agent at rates equal to (i) the daily Federal Funds Rate during the period from the date of such Borrowing through the third Business Day thereafter and (ii) the Base Rate thereafter. A certificate of Agent submitted to any Bank with respect to any amounts owing under this Subparagraph 2.07(b) shall be conclusive absent manifest error. If any Bank's pro rata share of any Borrowing is not in fact made available to Agent by such Bank within three (3) Business Days after the date of such Borrowing, Borrower shall pay to Agent, on demand, an amount equal to such pro rata share together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is repaid to Agent, at the interest rate applicable at the time to the Revolving Loans comprising such Borrowing.

                  (c) Banks' Obligations Several. The failure of any Bank to make the Revolving Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation hereunder to make its Revolving Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Revolving Loan to be made by such other Bank on the date of any Borrowing.

         2.08.    Pro Rata Treatment.

                  (a)  Borrowings,   Commitment   Reductions,   Etc.  Except  as
otherwise provided herein:

                           (i) Each Borrowing and each reduction of the Total Commitment shall be made by or shared among the Banks pro rata according to their respective Proportionate Shares;

                           (ii) Each payment of principal of Revolving Loans in any Borrowing shall be shared among the Banks which made or funded the Revolving Loans in such Borrowing pro rata according to the respective unpaid principal amounts of such Revolving Loans so made or funded by such Banks;

                           (iii) Each payment of interest on Revolving Loans in any Borrowing shall be shared among the Banks which made or funded the Revolving Loans in such Borrowing pro rata according to (A) the respective unpaid principal amounts of such Revolving Loans so made or funded by such Banks and (B) the dates on which such Banks so made or funded such Revolving Loans or is deemed to have made or funded such Revolving Loans to the extent such Bank otherwise paid interest to Agent on such Revolving Loans in accordance with Subparagraph 2.07(b);

                           (iv) Each payment of Commitment Fees shall be shared among the Banks pro rata according to (A) their respective Proportionate Share and (B) in the case of each Bank which becomes a Bank hereunder after the date hereof, the date upon which such Bank so became a Bank;

                           (v) Each payment of interest (other than interest on Revolving Loans) shall be shared among the Banks and Agent owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Banks and (B) the dates on which such amounts became owing to such Banks; and

                           (vi) All other payments under this Agreement and the other Credit Documents shall be for the benefit of the Person or Persons specified.

                  (b) Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Revolving Loans owed to it in excess of its ratable share of payments on account of such Revolving Loans obtained by all Banks entitled to such payments, such Bank shall forthwith purchase from the other Banks entitled to such payments such participations in the Revolving Loans as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase shall be rescinded and each other Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (i) the amount of such other Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Subparagraph 2.08(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff, but only as provided in Paragraph 8.06) with respect to such participation as fully as if such Bank were the direct creditor of Borrower in the amount of such participation.

         2.09.    Change of Circumstances.

                  (a) Inability to Determine Rates. If, on or before the first day of any Interest Period for any LIBOR Loan, Agent shall determine that (i) the LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or (ii) the rates of interest for such LIBOR Loans do not adequately and fairly reflect the cost to the Banks of making or maintaining such LIBOR Loans, Agent shall immediately give notice of such condition to Borrower and the Banks. After the giving of any such notice and until Agent shall otherwise notify Borrower that the circumstances giving rise to such condition no longer exist, Borrower's right to request the making of or conversion to, and the Banks' obligations to make or convert to LIBOR Loans shall be suspended. Any LIBOR Loans outstanding at the commencement of any such suspension shall, unless fully repaid, be converted at the end of the then current Interest Period for such LIBOR Loans into Base Rate Loans unless such suspension has then ended.

                  (b) Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Bank with any request or directive (whether or not having the force of law) of any Governmental Authority (a "Change of Law") shall make it unlawful or impossible for any Bank to make or maintain any LIBOR Loan, such Bank shall immediately notify Agent and Borrower of such Change of Law. Upon receipt of such notice,
(i) Borrower's right to request the making of or conversion to, and such Bank's obligation to make or convert to, LIBOR Loans shall be terminated, and (ii) Borrower shall, at the request of such Bank, either (A) pursuant to Subparagraph 2.01(d), convert any such then outstanding LIBOR Loans of such Bank into Base Rate Loans at the end of the current Interest Period for such LIBOR Loans, or
(B) immediately
repay or convert any such LIBOR Loans if such Bank shall notify Borrower that such Bank may not lawfully continue to fund and maintain such LIBOR Loans. Any conversion or prepayment of LIBOR Loans made pursuant to the preceding sentence prior to the last day of an Interest Period for such LIBOR Loans shall be deemed a prepayment thereof for purposes of Paragraph 2.11. After any Bank notifies Agent and Borrower of such a Change of Law and until such Bank notifies Agent and Borrower that it is no longer unlawful or impossible for such Bank to make or maintain any LIBOR Loan, all Revolving Loans of such Bank shall be Base Rate Loans.

                  (c) Increased Costs. If, after the date of this Agreement, any Change of Law:

                           (i) Shall subject any Bank to any tax, duty or other charge with respect to any LIBOR Loan, or shall change the basis of taxation of payments by Borrower to any Bank on such a LIBOR Loan or in respect to such a LIBOR Loan under this Agreement (except for changes in the rate of taxation on the overall net income of any Bank imposed by its jurisdiction of incorporation or the jurisdiction in which such Bank maintains a lending office); or

                           (ii) Shall impose, modify or hold applicable any reserve (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBO Rate for any LIBOR Loans), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Bank for any LIBOR Loan; or

                           (iii) Shall impose on any Bank any other condition related to any LIBOR Loan or such Bank's Commitments;

and the effect of any of the foregoing is to increase the cost to such Bank of making, renewing, or maintaining any such LIBOR Loan or such Bank's Commitments or to reduce any amount receivable by such Bank hereunder, then Borrower shall from time to time, within five (5) days after demand by such Bank (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for the calculation of the amount demanded), pay to such Bank additional amounts sufficient to reimburse such Bank for such increased costs or to compensate such Bank for such reduced amounts; provided, however, that Borrower shall not be obligated to pay any Bank for any such increased costs or reduced amounts incurred more than sixty (60) days prior to the date of such Bank's demand for payment if such demand was made more than sixty (60) days after the latest of
(A) the date such Bank received actual notice of such increased cost or reduced amount, (B) the effective date of such Change in Law, or (C) the date such Change in Law occurred or was enacted. A certificate as to the amount of such increased costs or reduced amounts submitted by such Bank to Borrower shall constitute prima facie evidence of such increased costs or reduced amounts. The obligations of Borrower under this Subparagraph 2.09(c) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (d) Capital Requirements. If, after the date of this Agreement, any Bank determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Bank or any Person controlling such Bank (a "Capital Adequacy

Requirement") and (ii) the amount of capital maintained by such Bank or such Person which is reasonably attributable to or based upon the Revolving Loans, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Bank's or such Person's policies with respect to capital adequacy), Borrower shall pay to such Bank or such Person, within five (5) days after demand of such Bank (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for the calculation of the amount demanded), such amounts as such Bank or such Person shall reasonably determine are necessary to compensate such Bank or such Person for the increased costs to such Bank or such Person of such increased capital. A certificate of any Bank setting forth in reasonable detail the computation of any such increased costs delivered by such Bank to Borrower shall constitute prima facie evidence of such increased costs. The obligations of Borrower under this Subparagraph 2.09(d) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (e) Mitigation. As promptly as practical after any Bank becomes aware of (i) any Change of Law which will make it unlawful or impossible for such Bank to make or maintain any LIBOR Loan or (ii) any obligation by Borrower to pay any amount pursuant to Subparagraph 2.09(c) or Subparagraph 2.09(d), such Bank shall notify Borrower and Agent (and, if any Bank has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Bank shall promptly so notify Borrower and Agent). Each Bank affected by any Change of Law which makes it unlawful or impossible for such Bank to make or maintain any LIBOR Loan or to which Borrower is obligated to pay any amount pursuant to Subparagraph 2.09(c) or Subparagraph 2.09(d) shall use reasonable commercial efforts (including changing the jurisdiction of its Applicable Lending Office) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Borrower is obligated to pay pursuant to Subparagraph 2.09(c) or Subparagraph 2.09(d) if, in the reasonable opinion of such Bank, such efforts would not be disadvantageous to such Bank or contrary to such Bank's normal banking practices.

         2.10.    Taxes on Payments.

                  (a) Payments Free of Taxes. All payments made by Borrower under this Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except (i) net income taxes and franchise taxes in lieu of net income taxes imposed on Agent or any Bank by its jurisdiction of incorporation or any jurisdiction in which it maintains a lending office and (ii) withholding taxes required to be paid for Banks who do not comply with Subparagraph 2.10(b) at the time they first become Banks hereunder) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). Subject to Subparagraph 2.10(c), if any Taxes are required to be withheld from any amounts payable to Agent or any Bank hereunder or under the other Credit Documents, the amounts so payable to Agent or such Bank shall be increased to the extent necessary to yield to Agent or such Bank (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Credit Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter, Borrower shall send to Agent for its own account or for the account of such Bank, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agent and the Banks for any incremental taxes, interest or penalties that may become payable by Agent or any Bank as a result of any such failure. The obligations of Borrower under this Subparagraph 2.10(a) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (b) Withholding Exemption Certificates. On or prior to the Closing Date, each Bank which is not incorporated under the laws of the United States of America or a state thereof shall deliver to Borrower and Agent either two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal taxes. Each Bank which delivers to Borrower and Agent a Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to Borrower and Agent two further copies of Form 1001 or 4224, or successor applicable forms, or other manner of certification or procedure, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to Borrower and Agent, and such extensions or renewals thereof as may reasonably be requested by Borrower or Agent, certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal taxes, unless in any such cases an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent a Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises Borrower and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  (c) Mitigation. Agent or any Bank claiming any additional amounts payable pursuant to this Paragraph 2.10 shall use reasonable commercial efforts to file any certificate or document requested in writing by Borrower (including without limitation copies of Internal Revenue Service Form 1001, or successor forms, reflecting a reduced rate of withholding) or to change the jurisdiction of its Applicable Lending Office if the making of such a filing or such change in the jurisdiction of its Applicable Lending Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of Agent or such Bank in the case of a change in the jurisdiction of its Applicable Lending Office, such change would not be disadvantageous to Agent or such Bank or contrary to Agent's or such Bank's normal banking practices.

                  (d) Tax Returns. Nothing contained in this Paragraph 2.10 shall require Agent or any Bank to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

         2.11. Funding Loss Indemnification. If Borrower shall (a) repay, prepay or convert any LIBOR Loan on any day other than the last day of an Interest Period therefor (whether a scheduled payment, an optional prepayment or conversion, a mandatory prepayment or conversion, a payment upon acceleration or otherwise), (b) fail to borrow any LIBOR Loan for which a Notice of Borrowing has been delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or (c) fail to convert any Revolving Loans into LIBOR Loans in accordance with a Notice of Conversion delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), Borrower shall, upon demand by any Bank, reimburse such Bank for and hold such Bank harmless from all Funding Losses and all related incidental costs and expenses (such as administrative costs and expenses) incurred by such Bank as a result of such repayment, prepayment or failure. Each Bank demanding payment under this Paragraph 2.11 shall deliver to Borrower, with a copy to Agent, a certificate setting forth the amount of Funding Losses and related incidental costs and expenses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Borrower shall constitute prima facie evidence of such Funding Losses and related incidental costs and expenses. The obligations of Borrower under this Paragraph 2.11 shall survive the payment and performance of the Obligations and the termination of this Agreement for a period of one year from the date of termination.

         2.12. Replacement of Banks. If any Bank shall (a) become a Defaulting Bank more than two (2) times in a period of twelve (12) consecutive months, (b) continue as a Defaulting Bank for more than five (5) Business Days at any time,
(c) suspend its obligation to make or maintain LIBOR Loans pursuant to Subparagraph 2.09(b) for a reason which is not applicable to the Banks (or a material number of the Banks) generally, or (d) demand any payment under Subparagraph 2.09(c), 2.09(d) or 2.10(a) for a reason which is not applicable to the Banks (or a material number of Banks) generally, then Agent may (or upon the written request of Borrower, shall) replace such Bank (the "affected Bank"), or cause such affected Bank to be replaced, with another bank (the "replacement bank") satisfying the requirements of an Assignee Bank under Subparagraph 8.05(c), by having the affected Bank sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement bank pursuant to Subparagraph 8.05(c); provided, however, that if Borrower seeks to exercise such right, it must do so within one hundred twenty
(120) days after it first knows or should have known of the occurrence of the event or events giving rise to such right, and neither Agent nor any Bank shall have any obligation to identify or locate a replacement bank for Borrower. Upon receipt by any affected Bank of a written notice from Agent stating that Agent is exercising the replacement right set forth in this Paragraph 2.12, such affected Bank shall sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement bank pursuant to an Assignment Agreement and Subparagraph 8.05(c) for a purchase price equal to the sum of the principal amount of the affected Bank's Revolving Loans so sold and assigned, all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled.

         2.13.    Guaranty.

                  (a) Guaranty. The Obligations shall be secured by a Guaranty in the form of Exhibit E, duly executed by Guarantor (the "Guaranty").

                  (b) Further Assurances. Borrower shall deliver, and shall cause Guarantor to deliver, to Agent such additional guaranties and other instruments, agreements, certificates, opinions and documents as Agent may reasonably request to establish, maintain, protect and evidence the rights provided to Agent, for the benefit of Agent and the Banks, pursuant to the Guaranty. Borrower shall fully cooperate, and shall cause Guarantor to fully cooperate, with Agent and the Banks and perform all additional acts reasonably requested by Agent or any Bank to effect the purposes of this Paragraph 2.13.

SECTION III. CONDITIONS PRECEDENT.

         3.01. Initial Conditions Precedent. The obligations of the Banks to make the Revolving Loans comprising the initial Borrowing are subject to receipt by Agent, on or prior to the Closing Date, of each item listed in Schedule 3.01, each in form and substance reasonably satisfactory to the Banks, and with sufficient copies for, Agent and each Bank.

         3.02. Conditions Precedent to Each Credit Event. The occurrence of each Credit Event (including the initial Borrowing) is subject to the further conditions that:

                  (a) Borrower shall have delivered to Agent the Notice of Borrowing for such Credit Event in accordance with this Agreement;

                  (b) On the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                           (i) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 and the representations and warranties of Borrower and its Subsidiaries and Guarantor and its Subsidiaries set forth in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

                           (ii) No Default or Event of Default has occurred and is continuing or will result from such Credit Event; and

                  (c) On the date such Credit Event is to occur and after giving effect to such Credit Event, all of the Credit Documents are in full force and effect.

The submission by Borrower to Agent of each Notice of Borrowing shall be deemed to be a representation and warranty by Borrower as of the date thereon as to the above.

         3.03. Conditions Precedent to Each Conversion or Each Selection of Interest Period. The occurrence of the conversion of any Base Rate Loan into a LIBOR Loan or the selection of a new Interest Period for any LIBOR Loan is subject to the further conditions that:

                  (a) Borrower shall have delivered to Agent the Notice of Conversion or Notice of Interest Period Selection, as the case may be, for such conversion or selection of an Interest Period in accordance with this Agreement;

                  (b) On the date such conversion or selection of an Interest Period is to occur and after giving effect to such conversion or selection of an Interest Period, no Default or Event of Default has occurred and is continuing or will result from such conversion or selection of an Interest Period; and

                  (c) On the date such conversion or selection of an Interest Period is to occur and after giving effect to such conversion or selection of an Interest Period, all of the Credit Documents are in full force and effect.

The submission by Borrower to Agent of each Notice of Conversion and each Notice of Interest Period Selection shall be deemed to be a representation and warranty by Borrower as of the date thereon as to the above.

SECTION IV. REPRESENTATIONS AND WARRANTIES.

         4.01. Borrower's Representations and Warranties. In order to induce Agent and the Banks to enter into this Agreement, Borrower hereby represents and warranties to Agent and the Banks as follows:

                  (a) Due Incorporation, Qualification, etc. Each of Borrower and Borrower's Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

                  (b) Authority. The execution, delivery and performance by Borrower of each Credit Document executed, or to be executed, by Borrower and the consummation of the transactions contemplated thereby (i) are within the corporate power of Borrower; and (ii) have been duly authorized by all necessary corporate actions on the part of Borrower.

                  (c) Enforceability. Each Loan Document in the nature of an agreement executed, or to be executed, by Borrower has been, or will be, duly executed and delivered by Borrower and constitutes, or will constitute, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (d) Non-Contravention. The execution and delivery by Borrower of the Loan Documents and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Borrower; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligations of Borrower which could reasonably be expected to have a Material Adverse Effect; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Borrower (except such Liens as may be created in favor of Agent pursuant to this Agreement or the other Credit Documents).


                  (e) Approvals. No material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person having jurisdiction over Borrower or any of Borrower's Subsidiaries (including the shareholders of any Person) is required in connection with the execution and delivery of the Loan Documents executed by Borrower or the performance and consummation of the transactions contemplated thereby except for consents, approvals, orders, authorizations, registrations, declarations or filings required to be obtained or made in accordance with the Loan Documents.

                  (f) No Violation or Default. Neither Borrower nor any of Borrower's Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person; or (ii) any Contractual Obligation of such Person, where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

                  (g) Litigation. Except as set forth in the Borrower Disclosure Letter, no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Borrower or any of Borrower's Subsidiaries at law or in equity in any court or before any other Governmental Authority having jurisdiction over Borrower or any of Borrower's Subsidiaries which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect; or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance of the Loan Documents or the transactions contemplated thereby.

                  (h) No Agreements to Sell Assets; Etc. As of the Closing Date, neither Borrower nor any of Borrower's Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell all or any material part of the assets of Borrower or any of Borrower's Subsidiaries (other than any sale, lease, transfer or other disposition permitted pursuant to Subparagraph 5.02(c) of the Guarantor Credit Agreement), or to effect any merger, consolidation or other reorganization of Borrower or any of Borrower's Subsidiaries or to enter into any agreement with respect thereto.

                  (i) Margin Stock. Borrower owns no Margin Stock which, in the aggregate, would constitute a substantial part of the assets of Borrower, and no proceeds of any Revolving Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

                  (j) No Material Adverse Effect. No event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.

                  (k) Accuracy of Information Furnished. None of the Credit Documents and none of the other certificates, statements or information furnished to Agent or any Bank by or on behalf of Borrower or any of its Subsidiaries in connection with the Credit Documents or the transactions contemplated thereby (taken together with all such Credit Documents, certificates, statements or information) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood by Agent and the Banks that the projections and forecasts provided by Borrower are not to be viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

                  (l) Year 2000 Compliance. Borrower and its Subsidiaries have reviewed or are reviewing the areas within their business and operations which reasonably could be expected to be adversely affected by, and have developed or are developing a program to address on a timely and adequate basis, the Year 2000 Problem and intend to make appropriate inquiry of material suppliers and vendors. Upon the completion of such ongoing review and development of such a program, Borrower and its Subsidiaries believe that they will be able to timely and adequately address the Year 2000 Problem such that it could not reasonably be expected to have a Material Adverse Effect.

         4.02. Reaffirmation. Borrower shall be deemed to have reaffirmed, for the benefit of Agent and the Banks, each representation and warranty contained in Paragraph 4.01 on and as of the date of each Credit Event (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).

SECTION V. COVENANTS.

         5.01. Affirmative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrower of all Obligations (other than inchoate indemnity obligations of Borrower), Borrower will comply, and will cause compliance, with the following affirmative covenants, unless Majority Banks shall otherwise consent in writing:

                  (a)      Financial Statements, Reports, etc.

                           (i) Borrower shall furnish to Agent (and Agent shall promptly thereupon furnish to each Bank) each of the items Guarantor is required to furnish pursuant to Subparagraph 5.01(a) of the Guarantor Credit Agreement on or before the time each such item is required to be furnished.

                           (ii) To the extent  such  materials  are  prepared in
         connection with the preparation of the Financial Statements of Guarantor that Borrower is required to deliver pursuant to clause (i) above, Borrower shall furnish to Agent (and Agent shall promptly thereupon furnish to each Bank), as soon as available, a copy of the internally prepared unaudited Financial Statements of Borrower for such quarter of year (as applicable).

                  (b) Books and Records. Borrower and its Subsidiaries shall at all times keep proper books of record and account in accordance with good business practices and GAAP.

                  (c) Inspections.  Borrower and its  Subsidiaries  shall permit personnel of Agent to visit and inspect any of the properties and offices of Borrower and its Subsidiaries in accordance with Subparagraph 5.01(c) of the Guarantor Credit Agreement; provided, however, that (a) all references to "Borrower" therein shall be deemed to be references to Borrower, (b) all references to "Subsidiaries" therein shall be deemed to be references to Subsidiaries of Borrower and (c) all references to "Administrative Agent" therein shall be deemed to be references to Agent.

                  (d) Insurance. Borrower and its Subsidiaries shall:

                           (i) Carry and maintain insurance of the types and in the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation; and

                           (ii) Deliver to Agent from time to time, as Agent may request, schedules setting forth all insurance then in effect.

                           (iii) Notwithstanding clauses (i) and (ii) above, Borrower and any of its Subsidiaries, or Guarantor on behalf of Borrower and any of its Subsidiaries, may self-insure in lieu of maintaining all or a portion of the insurance required to be maintained pursuant to this Subsection 5.01(d) to the extent determined by Borrower's and/or Guarantor's Board of Directors to be appropriate and in the best interests of Borrower and its Subsidiaries taken as a whole.

                  (e) Governmental Charges. Borrower and its Subsidiaries, or Guarantor on behalf of Borrower and any of its Subsidiaries, shall promptly pay and discharge when due all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon which, if unpaid, are reasonably likely to have a Material Adverse Effect, except such taxes and other Governmental Charges as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

                  (f) Use of Proceeds. Borrower shall use the proceeds of the Revolving Loans only for the purposes set forth in Subparagraph 2.01(g). Borrower shall not use any part of the proceeds of any Revolving Loan or any Letter of Credit, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Borrower, any Bank or any Agent in a violation of Regulations T, U or X issued by the Federal Reserve Board.

                  (g) General Business Operations. Each of Borrower and its Subsidiaries shall (i) subject to Subparagraph 5.02(c) and 5.02(d) of the Guarantor Credit Agreement, preserve and maintain its corporate existence and all of its material rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which is reasonably likely to have a Material Adverse
Effect, (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted in accordance with prudent business practices, and (iv) pay and perform all Contractual Obligations as and when due (except to the extent disputed in good faith by Guarantor, Borrower or the appropriate Subsidiary and where non-payment would not be reasonably expected to have a Material Adverse Effect). Borrower shall maintain its chief executive office and principal place of business in the United States and shall not relocate its chief executive office or principal place of business outside of California without providing Agent with prior written notice.

         5.02. Negative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrower of all Obligations (other than inchoate indemnity obligations of Borrower), Borrower will comply, and will cause compliance, with the following negative covenants, unless Majority Banks shall otherwise consent in writing:

                  (a) Indebtedness. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness or any Guaranty Obligations, except for Borrower Permitted Indebtedness.

                  (b) Change in Business. Neither Borrower nor any of its Subsidiaries shall engage, either directly or indirectly through Affiliates, in any line of business other than the digital storage business, any other business incidental or reasonably related thereto, or any businesses that are, as determined by the Board of Directors of Borrower, appropriate extensions thereof.

SECTION VI. DEFAULT.

         6.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) Borrower or Guarantor on behalf of Borrower (i) shall fail to pay when due any principal payment on the Revolving Loans, (ii) shall fail to pay within three (3) Business Days when due any interest, or (iii) shall fail to pay when due any other payment required under the terms of this Agreement or any of the other Loan Documents and such failure shall continue for five (5) Business Days after notice thereof has been given to Borrower by Agent; or

                  (b) Borrower or any of its Subsidiaries or Guarantor or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Paragraph 5.02 of this Agreement or Subparagraph 4.2 of the Guaranty; or

                  (c) Borrower or any of its Subsidiaries or Guarantor or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Loan Documents and such failure shall continue for twenty (20) Business Days after the earlier of the date that an Executive Officer of Borrower first obtains knowledge or notice of such failure or the date Agent gives Borrower notice of such failure; or

                  (d) Any written representation or warranty by Borrower or Guarantor made or deemed made herein or in any Loan Document shall prove to have been false, incorrect or inaccurate in any material respect on or as of the date made or deemed made; or

                  (e) Borrower or any of Borrower's Material Subsidiaries (except with respect to clauses (iv) and (v) below) shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) no longer be Solvent, (vi)
commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

                  (f) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower or any of Borrower's Material Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or any of Borrower's Material Subsidiaries, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

                  (g) Any Credit Document or any material term thereof shall cease to be, or be asserted by Borrower or Guarantor not to be, a legal, valid and binding obligation of Borrower or Guarantor enforceable in accordance with its terms, the effect of which is or could reasonably be expected to be to interfere with, hinder or impair in any material respect the practical or effective realization of the rights, benefits or remedies of Agent or the Banks under any Credit Documents taken as a whole; or

                  (h) A Guarantor Credit Agreement Event of Default shall have occurred and be continuing; or

                  (i) Any Change of Control shall occur.

(Any of the events or conditions set forth in Subparagraphs 6.01(a)-(i), prior to the giving of any required notice or the expiration of any specified grace period, shall constitute a "Default" hereunder.)

         6.02. Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(e) or 6.01(f)) and at any time thereafter during the continuance of such Event of Default, Agent may, with the consent of the Majority Banks, or shall, upon instructions from the Majority Banks, by written notice to Borrower, (a) terminate the Commitments and the obligations of the Banks to make Revolving Loans and/or (b) declare all outstanding Obligations payable by Borrower to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Subparagraph 6.01(e) or 6.01(f), immediately and without notice, (1) the Commitments and the obligations of the Banks to make Revolving Loans shall automatically terminate and (2) all outstanding Obligations payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Agent may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both. Immediately after taking any action under this Paragraph 6.02, Agent shall notify each Bank of such action.

SECTION VII. AGENT AND RELATIONS AMONG BANKS.

         7.01. Appointment, Powers and Immunities. Each Bank hereby appoints and authorizes Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, be a trustee for any Bank or have any fiduciary duty to any Bank. Notwithstanding anything to the contrary contained herein, Agent shall not be required to take any action which is contrary to this Agreement or any other Credit Document or applicable law. Neither Agent nor any Bank shall be responsible to Agent or any other Bank for any recitals, statements, representations or warranties made by Borrower contained in this Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Credit Document or for any failure by Borrower to perform its obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be responsible to any Bank for the negligence or misconduct of any such agents or attorneys-in-fact selected by them with reasonable care. None of Agent or its directors, officers, employees or agents shall be responsible to any Bank for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Agent shall take such action with respect to the Credit
Documents as shall be directed by the Majority Banks. Agent shall promptly furnish to each Bank copies of all material documents, reports, certificates, financial statements and notices furnished to Agent by Borrower; provided, however, that Agent shall not be liable to any Bank for its failure to provide copies of such material documents, reports, certificates, financial statements and notices unless such failure constitutes gross negligence or willful misconduct by Agent.

         7.02. Reliance by Agent. Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, Agent shall not be required to take any action or exercise any discretion, but Agent shall be required to act or to refrain from acting upon instructions of the Majority Banks and shall in all cases be fully protected by the Banks in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on Agent and the Banks.

         7.03. Defaults. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless Agent has received a notice from a Bank or Borrower, referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". If Agent receives such a notice of the occurrence of a Default or Event of Default, Agent shall give prompt notice thereof to the Banks. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Banks; provided, however, that until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks.

         7.04. Indemnification. Without limiting the Obligations of Borrower hereunder, each Bank agrees to indemnify Agent, ratably in accordance with such Bank's Proportionate Share, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from Agent's gross negligence or willful misconduct. Agent shall be fully justified in refusing to take or to continue to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Bank under this Paragraph 7.04 shall survive the payment and performance of the Obligations, the termination of this Agreement and any Bank ceasing to be a party to this Agreement.

         7.05. Non-Reliance. Each Bank represents that it has, independently and without reliance on Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower, its Subsidiaries and Guarantor and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither Agent nor any Bank shall be required to keep any other Agent or Bank informed as to the performance or observance by Borrower, its Subsidiaries or Guarantor of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrower, its Subsidiaries or Guarantor. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by Agent hereunder, neither Agent nor any Bank shall have any duty or responsibility to provide Agent or any Bank with any credit or other information concerning Borrower, its Subsidiaries or Guarantor, which may come into the possession of Agent or any Bank or any of its or their Affiliates.

         7.06. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving notice thereof to the Banks, and Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, which Agent shall be reasonably acceptable to Borrower. If no successor Agent shall have been appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be (a) a bank having a combined capital, surplus and retained earnings of not less than U.S. $500,000,000 and (b) shall be reasonably acceptable to Borrower; provided, however, that Borrower shall have no right to approve a successor Agent which is a Bank if an Event of Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         7.07. Authorization. Agent is hereby authorized by the Banks to execute, deliver and perform, each of the Credit Documents to which Agent is or is intended to be a party and each Bank agrees, subject to the terms of this Agreement, to be bound by all of the agreements of Agent contained in the Credit Documents.

         7.08. Agent in its Individual Capacity. Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower and its Subsidiaries and Affiliates as though Agent were not an Agent hereunder. With respect to Revolving Loans made by Fleet as a Bank, Fleet shall have the same rights and powers under this Agreement and the other Credit Documents as any other Bank and may exercise the same as though its was not Agent.

         7.09. Agent's Communications Binding Upon Banks. Subject to the terms of this Agreement, the Banks agree that written communications from Agent to Borrower on behalf of the Banks shall be binding upon the Banks.

         7.10. No Obligations of Borrower. Nothing contained in this Article VII shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by Agent of its obligations to the Banks under any provision of this Agreement, and Borrower shall have no liability to Agent or any Bank in respect of any failure by Agent or any Bank to perform any of their respective obligations to each other under this Agreement. Without limiting the generality of the foregoing sentence, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to Agent for the account of the Banks, Borrower's obligations to the Banks in respect of such payments shall be deemed to be satisfied upon the making of such payments to Agent in the manner provided by this Agreement.

SECTION VIII. MISCELLANEOUS.

         8.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower, any Bank or Agent under this Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Borrower or Agent at its respective facsimile number or address set forth below, or, if to any Bank, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Bank in Schedule I (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective
(a) when sent by Federal Express or other overnight service of recognized standing, on the second Business Day following the deposit with such service;
(b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however, that any notice delivered to Agent under Section II shall not be effective until received by such Person.

         Agent:             Fleet National Bank
                            Mail Stop MA OF D07A
                            One Federal Street
                            Boston, MA  02110
                            Attn:  Mike Barclay
                            Telephone:  (617) 346-0057
                            Facsimile:  (617) 346-0151

         Borrower:          ATL Products, Inc.
                            101 Inovation Drive
                            Irvine, CA 92612-3040
                            Attn: Mark de Raad
                                     Vice President, Finance & CFO
                            Telephone: (949) 856-7805
                            Facsimile: (949) 856-7890


Each Notice of Borrowing, Notice of Conversion and Notice of Interest Period Selection shall be given by Borrower to Agent to the office of Agent located at the address referred to above during Agent's normal business hours; provided, however, that any such notice received by Agent after 1:00 P.M. on any Business Day shall be deemed received by Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Borrower to Agent or any Bank to be made by telephone or facsimile, Agent or any Bank may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by Agent or such Bank is such a person.

         8.02. Expenses. Borrower shall pay within ten (10) days after demand, whether or not any Revolving Loan is made hereunder, (a) all (i) Attorney Costs and (ii) other reasonable fees and expenses payable to third parties incurred by Agent in connection with the preparation, negotiation, execution, delivery and syndication of this Agreement and the other Credit Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder; (b) all Attorney Costs and other reasonable fees and expenses payable to third parties incurred by Agent in connection with the exercise of its rights or duties under this Agreement and the other Credit Documents; and (c) all Attorney Costs and other reasonable fees and expenses payable to third parties incurred by Agent or any Bank in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Agent's or the Banks' rights and remedies (including all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrower, any of its Subsidiaries or Guarantor). The obligations of Borrower under this Paragraph 8.02 shall survive the payment and performance of the Obligations and the termination of this Agreement.

         8.03. Indemnification. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and hold harmless Agent, the Banks and their Affiliates and their respective directors, officers, employees, agents and advisors ("Indemnitees") from and against any and all liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with (a) any use by Borrower of any proceeds of the Revolving Loans, (b) any violation or alleged violation of any Requirement of Law by Borrower or any of its Affiliates, (c) any Default or Event of Default, (d) or any acquisition or proposed acquisition by Borrower of the stock or assets (in whole or in part) of any other Person or (e) the execution, delivery and performance of this Agreement and the other Credit Documents by any of the Indemnitees (unless arising out of any violation by any of Agent, the Banks or any of their Affiliates of any applicable law governing its banking powers), except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Agent or any Bank believes is covered by this indemnity, Agent or such Bank shall give Borrower prompt written notice of the matter (specifying with reasonable particularity the basis therefor) and an opportunity (but not the obligation) to participate in and defend it, at Borrower's sole cost and expense, with legal counsel reasonably satisfactory to Agent or such Bank, as the case may be. Any failure or delay of Agent or any Bank to notify Borrower of any such suit, claim or demand as required by this Paragraph 8.03 or to cooperate in the defense thereof shall not relieve Borrower of its obligations under this Paragraph 8.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of Borrower under this Paragraph 8.03 shall survive the payment and performance of the Obligations and the termination of this Agreement.

         8.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or any other Credit Document may be amended or waived if such amendment or waiver is in writing and is signed by Borrower and the Majority Banks; provided, however that:

                  (a) Any amendment, waiver or consent which (i) amends this Paragraph 8.04, or (ii) amends the definition of Majority Banks must be in writing and signed or approved in writing by all Banks;

                  (b) Any amendment, waiver or consent which (i) increases the Total Commitment, (ii) extends the Maturity Date, (iii) reduces the principal of or interest on the Revolving Loans or any fees or other amounts payable for the account of the Banks hereunder, or (iv) postpones any date fixed for any payment of the principal of or interest on the Revolving Loans or any fees or other amounts payable for the account of the Banks hereunder must be in writing and signed or approved in writing by all Banks;

                  (c) Any amendment, waiver or consent which increases or decreases the Proportionate Share of any Bank must be in writing and signed by such Bank; and

                  (d) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

No failure or delay by Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         8.05.    Successors and Assigns.

                  (a) Binding Effect. This Agreement and the other Credit Documents shall be binding upon and inure to the benefit of Borrower, the Banks, Agent, all future holders of the Notes and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of Agent and each Bank. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

                  (b) Participations. Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other financial institutions ("Participants") participating interests in any Revolving Loan owing to such Bank, any Note held by such Bank, any Commitment of such Bank or any other interest of such Bank under this Agreement and the other Credit Documents. In the event of any such sale by a Bank of participating interests to a Participant, such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, such Bank shall retain the right to approve amendments and waivers and other voting rights hereunder and Agent and Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; provided, however, that any agreement pursuant to which any Bank sells a participating interest to a Participant may require the selling Bank to obtain the consent of such Participant in order for such Bank to agree in writing to any amendment of a type specified in clause
(i), (ii), (iii) or (iv) of Subparagraph 8.04(b) or Subparagraph 8.04(c), as appropriate. Borrower agrees that if amounts outstanding under this Agreement and the other Credit Documents are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the fullest extent permitted by law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any other Credit Documents to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any other Credit Documents; provided, however, that (i) no Participant shall exercise any rights under this sentence without the consent of Agent, (ii) no Participant shall have any rights under this sentence which are greater than those of the selling Bank and (iii) such rights of setoff shall be subject to the obligation of such Participant to share with the Banks, and the Banks agree to share with such Participant, as provided in Subparagraph 2.08(b). Borrower also agrees that any Bank which has transferred all or part of its interests in the Commitments and the Revolving Loans to one or more Participants shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Bank under Paragraph 2.09, Paragraph 2.10, and Paragraph 2.11, as if such Bank had not made such transfer.

                  (c) Assignments. Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time, sell and assign to any Bank, any affiliate of a Bank or any other bank or financial institution (individually, an "Assignee Bank") all or a portion of its rights and obligations under this Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit F (an "Assignment Agreement"), executed by each Assignee Bank and such assignor Bank (an "Assignor Bank") and delivered to Agent for its acceptance and recording in the Register; provided, however, that:

                           (i) Without the written consent of Borrower (which written consent shall not be unreasonably withheld but which written consent shall not be required after the occurrence and during the continuation of an Event of Default), no Bank may make any Assignment to any Assignee Bank which is not, immediately prior to such Assignment, a Bank hereunder or an affiliate which controls, is controlled by or is under common control with a Bank hereunder;

                           (ii) Without the written consent of Borrower (which written consent of Borrower shall not be required after the occurrence and during the continuation of an Event of Default) and Agent (which consent of Borrower and Agent shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank which is, immediately prior to such Assignment, a Bank hereunder or an affiliate which controls, is controlled by or is under common control with a Bank hereunder if the principal amount of such Assignment is less than $5,000,000 (except that any Bank may make an Assignment which reduces its Commitment to zero without the written consent of Borrower and Agent); and

                           (iii) No Bank may make any Assignment which does not assign and delegate an equal pro rata interest in such Bank's Revolving Loans, Commitments and all other rights, duties and obligations of such Bank under this Agreement and the other Credit Documents.

Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement,

(A) each Assignee Bank thereunder shall be a Bank hereunder with a Proportionate Share as set forth on Attachment 1 to such Assignment Agreement and shall have the rights, duties and obligations of such a Bank under this Agreement and the other Credit Documents, and (B) the Assignor Bank thereunder shall be a Bank with a Proportionate Share as set forth on Attachment 1 to such Assignment Agreement, or, if the Proportionate Share of the Assignor Bank has been reduced to 0%, the Assignor Bank shall cease to be a Bank; provided, however, that any such Assignor Bank which ceases to be a Bank shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend Schedule I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Bank, the deletion of each Assignor Bank which reduces its Proportionate Share to 0% and the resulting adjustment of Proportionate Shares arising from the purchase by each Assignee Bank of all or a portion of the rights and obligations of an Assignor Bank under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrower, at its own expense, shall execute and deliver to Agent, in exchange for the surrendered Note of the Assignor Bank thereunder, a new Note to the order of each Assignee Bank thereunder in an amount equal to the Commitment assumed by such Assignee Bank and, if the Assignor Bank is continuing as a Bank hereunder, a new Note to the order of the Assignor Bank in an amount equal to the Commitment retained by it. Each such new Note shall be dated the Closing Date and otherwise be in the form of the Note replaced thereby (provided that Borrower shall not be obligated to pay any additional interest to any Assignee Bank in respect to any principal payments made prior to the Assignment Effective Date of the Assignment to such Assignee Bank). The Notes surrendered by the Assignor Bank shall be returned by Agent to Borrower marked "replaced". Each Assignee Bank which was not previously a Bank hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Bank, deliver to Borrower and Agent either two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

                  (d) Register. Agent shall maintain at its address referred to in Paragraph 8.01 a copy of each Assignment Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Proportionate Share of each Bank from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Agent and the Banks may treat each Person whose name is recorded in the Register as the owner of the Revolving Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Registration. Upon its receipt of an Assignment Agreement executed by an Assignor Bank and an Assignee Bank (and, to the extent required by Subparagraph 8.05(c), by Borrower and Agent), together with payment to Agent by Assignor Bank of a registration and processing fee of $3,500, Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Assignment Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Banks and

Borrower. Agent may, from time to time at its election, prepare and deliver to the Banks and Borrower a revised Schedule I reflecting the names, addresses and respective Proportionate Shares of all Banks then parties hereto.

         8.06.    Setoff; Security Interest.

                  (a) Setoff. In addition to any rights and remedies of the Banks provided by law, each Bank shall have the right, with the prior consent of Agent, but without prior notice to or consent from Borrower, any such notice or consent being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply, or to authorize or direct such Bank to set-off and apply, against any indebtedness, whether matured or unmatured, of Borrower to such Bank, any amount owing from such Bank to Borrower, at or at any time after, the happening of any of the above mentioned events, and as security for such indebtedness, Borrower hereby grants to Agent and each Bank a continuing security interest in any and all deposits, accounts or moneys of Borrower then or thereafter maintained with such Bank, subject in each case to Subparagraph 2.08(b). The aforesaid right of set-off may be exercised by any Bank against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Bank prior to the occurrence of an Event of Default. Any Bank which exercises its right of setoff agrees promptly to notify Borrower after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  (b) Security Interest. As security for the Obligations, Borrower hereby grants to each Bank, for the benefit of Agent and all Banks, a continuing security interest in any and all deposit accounts or moneys of Borrower now or hereafter maintained with such Bank. Each Bank shall have all of the rights of a secured party with respect to such security interest.

         8.07. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

         8.08. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         8.09. Jury Trial. EACH OF BORROWER, THE BANKS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN

ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

         8.10. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

         8.11. Confidentiality. None of the Banks and Agent shall disclose to any Person any information with respect to Borrower or any of its Subsidiaries which is furnished pursuant to this Agreement, except that any Bank or Agent may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other professional advisors and to its Affiliates if such Bank or Agent or such Bank's or such Agent's holding or parent company in its sole discretion determines that any such party should have access to such information; (b) to another Bank or Agent; (c) if generally available to the public; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Bank or Agent; (e) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by counsel; (f) to comply with any Requirement of Law applicable to such Bank or Agent; (g) to any Participant or Assignee Bank or any prospective Participant or Assignee Bank, provided that such Participant or Assignee or prospective Participant or Assignee agrees in writing to be bound by this Paragraph 8.11 prior to disclosure; or (h) otherwise with the prior consent of Borrower; provided, however, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower under this Agreement and the other Credit Documents.

                  [The next page is the first signature page.]

         IN WITNESS WHEREOF, Borrower, the Banks and Agent have caused this Agreement to be executed as of the day and year first above written.

BORROWER:                   ATL PRODUCTS, INC.



                            By: /s/ Mark de Raad
                                ------------------------------------------------
                                    Name:  Mark de Raad
                                           -------------------------------------
                                    Title: Vice President, Finance & CFO
                                           -------------------------------------


AGENT:                     FLEET NATIONAL BANK,
                           As Agent



                            By: /s/ Michael S. Barclay
                                ------------------------------------------------
                                    Name:  Michael S. Barclay
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


BANKS:                     FLEET NATIONAL BANK,
                           As a Bank



                           By: /s/ Michael S. Barclay
                               -------------------------------------------------
                                    Name:  Michael S. Barclay
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                           BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION, As a Bank



                            By: /s/ Kevin Mc Mahon
                                ------------------------------------------------
                                    Name:  Kevin Mc Mahon
                                           -------------------------------------
                                    Title: Managing Director
                                           -------------------------------------

                                   SCHEDULE I

                                      BANKS

                                                                PROPORTIONATE
BANK                                                                 SHARE*
----                                                                 ------

FLEET NATIONAL BANK                                              57.14285714%
-------------------

Applicable Lending Office:

Fleet National Bank
75 State Street
Boston, MA  02109

Address for Notices:

Fleet National Bank
Mail Stop MA OF D07A
One Federal Street
Boston, MA  02110
Attention:  Mike Barclay
Vice President

Telephone:(617) 346-0057
Fax:(617) 346-0151


Wiring Instructions:

Fleet National Bank
75 State Street
Boston, MA  02109
ABA:  011-000-138
Account Name:  Incoming Loan in Process Wire Account
A/C No.:  1510351-03156
Reference:  ATL Products, Inc.
Attention:  Commercial Loan Operations/Agent Bank



*To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                                PROPORTIONATE
BANK                                                                 SHARE*
----                                                                 ------


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION                                             42.85714286%
-------------------------------

Applicable Lending Office:

Bank of America National Trust
  and Savings Association
1850 Gateway Boulevard, 3rd Floor
Concord, CA  94520
Attention:  Julia Young
GPO Account Admin: #5693

Telephone:(510) 675-7328
Fax:(510) 675-7531


Address for Notices:

Bank of America National Trust
  and Savings Association
Credit Products-High Technology-SF #3697
555 California Street, 41st Floor
San Francisco, CA  94104
Attention:  Kevin McMahon
Managing Director

Telephone:(415) 622-8088
Fax:(415) 622-2514


Wiring Instructions:

Bank of America National Trust
  and Savings Association
San Francisco, California
ABA No.:  121000358
Account No.:  1233183980
Reference: ATL Products, Inc.
Attention:  Julia Young








* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                                PROPORTIONATE
BANK                                                                 SHARE*
----                                                                 ------


                                   SCHEDULE II

                                  PRICING GRID

                                    LEVEL 1          LEVEL 2           LEVEL 3          LEVEL 4          LEVEL 5
                                    PERIOD           PERIOD            PERIOD           PERIOD           PERIOD
                                    ------           ------            ------           ------           ------
APPLICABLE MARGIN:                   0.40%            0.55%             0.70%            0.90%            1.10%
-----------------
COMMITMENT FEE                        .150%            .200%             .250%            .300%            .375%
PERCENTAGES:
--------------



                                   EXPLANATION

1. The Applicable Margin for each LIBOR Loan and the Commitment Fee Percentage will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period.

2. The first Pricing Period, which commences on the date of this Agreement and ends on February 28, 1999, will be a Level 5 Period.

3. The second Pricing Period, which commences on March 1, 1999 and ends on June 30, 1999, will be a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period depending upon Guarantor's Total Funded Debt Ratio (and, with respect to determining pricing at Level 1 Pricing only, EBITDA) for the consecutive four-fiscal quarter period ending on December 31, 1998.

4. Each Pricing Period thereafter will be a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period depending upon Guarantor's Total Funded Debt Ratio (and, with respect to determining pricing at Level 1 Pricing only, EBITDA) for the most recent consecutive four-fiscal quarter period ending prior to the first day of such Pricing Period as follows:

         (a) If, during any Pricing Period (i) Guarantor's Total Funded Debt Ratio is 1.00 or less and (ii) Guarantor's EBITDA for the previous four quarters is $400,000,000 or more, Borrower's pricing will be a Level 1 Period.

         (b) If, during any Pricing Period, (i) Guarantor's Total Funded Debt Ratio is more than 1.00 but less than or equal to 1.50, or (ii) Guarantor's Total Funded Debt Ratio is less than or equal to 1.00 but Borrower's EBITDA for the previous four quarters is less than $400,000,000, Borrower's pricing will be a Level 2 Period.

         (c) If, during any Pricing Period, Guarantor's Total Funded Debt Ratio is more than 1.50 but less than or equal to 2.00, Borrower's pricing will be a Level 3 Period.

         (d) If, during any Pricing Period, Guarantor's Total Funded Debt Ratio is more than 2.00 but less than or equal to 2.50, Borrower's pricing will be a Level 4 Period.

         (e) If, during any Pricing Period, Guarantor's Total Funded Debt Ratio is more than 2.50, Borrower's pricing will be a Level 5 Period.

5. Level 1 Period will also apply during any Pricing Period (other than the first Pricing Period) in which Guarantor's senior long term debt rating from S&P or Moody's is equal to or better than either BBB- or Baa3 or Guarantor's subordinated debt rating from S&P or Moody's is equal to or better than BB+ or Ba1.

                                  SCHEDULE 3.01

                          INITIAL CONDITIONS PRECEDENT

A.       Principal Credit Documents.

                  (1) The Credit Agreement, duly executed by Borrower, each Bank and Agent;

                  (2) A Note payable to each Bank, each duly executed by Borrower; and

                  (3) The Guaranty, duly executed by Guarantor in favor of Agent for the benefit of the Banks.

B.       Borrower Corporate Documents.

                  (1) The Certificate of Incorporation of Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

                  (2) A Certificate of Good Standing for Borrower (or comparable certificate), certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

                  (3) A certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of Borrower as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Agreement and the other Credit Documents executed or to be executed by Borrower and the consummation of the transactions contemplated hereby and thereby; (c) that there are no proceedings for the dissolution or liquidation of Borrower; and (d) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by Borrower and indicating each such officer which is an Executive Officer or Authorized Financial Officer of Borrower; and

                  (4) Certificates of Good Standing (or comparable certificate) for Borrower, certified as of a recent date prior to the Closing Date by the Secretaries of State (or comparable public official) of each state in which Borrower is qualified to do business.

C.       Guarantor Corporate Documents.

                  (1) The Certificate of Incorporation of Guarantor, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

                  (2)  A   Certificate   of  Good  Standing  for  Guarantor  (or
         comparable certificate), certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;




                                     3.01-1

                  (3) A certificate of the Secretary or an Assistant Secretary of Guarantor, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of Guarantor as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Guarantor and continuing in effect, which authorize the execution, delivery and performance by Guarantor of this Agreement and the other Credit Documents executed or to be executed by Guarantor and the consummation of the transactions contemplated hereby and thereby; (c) that there are no proceedings for the dissolution or liquidation of Guarantor; and (d) the incumbency, signatures and authority of the officers of Guarantor authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by Guarantor and indicating each such officer which is an Executive Officer or Authorized Financial Officer of Guarantor; and

                  (4) Certificates of Good Standing (or comparable certificate) for Guarantor, certified as of a recent date prior to the Closing Date by the Secretaries of State (or comparable public official) of each state in which Guarantor is qualified to do business.

D.       Financial Statements, Financial Condition, Etc.

                  (1) A copy of the unaudited balance sheet, statements of income and cash flows of Borrower and its Subsidiaries for the fiscal quarter ended September 30, 1998 and for the fiscal year to such date (prepared on a consolidated basis);

                  (2) A copy of the unaudited balance sheet, statements of income and cash flows of Guarantor and its Subsidiaries for the fiscal quarter ended September 30, 1998 and for the fiscal year to such date (prepared on a consolidated basis);

                  (3) A copy of the audited consolidated Financial Statements of Borrower for the fiscal year ended March 31, 1998, prepared by Ernst & Young and a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;

                  (4) A copy of the audited consolidated Financial Statements of Guarantor for the fiscal year ended March 31, 1998, prepared by Ernst & Young and a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;

                  (5) A copy of the 10-Q report filed by Guarantor with the Securities and Exchange Commission for the quarter ended September 30, 1998;

                  (6) A copy of the 10-K report filed by Guarantor with the Securities and Exchange Commission for the fiscal year ended March 31, 1998; and

                  (7) Such other financial, business and other information regarding Borrower, any of its Subsidiaries, Guarantor or any of its Subsidiaries as Agent or any Bank may



                                     3.01-2
         reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.

E. Opinions. A favorable written opinion from Wilson Sonsini Goodrich & Rosati, counsel for Borrower and Guarantor, dated the Closing Date, addressed to Agent for the benefit of Agent and the Banks, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent.

F.       Other Items.

                  (1) A duly completed and timely delivered Notice of Borrowing;

                  (2) The Borrower Disclosure Letter, duly executed by Borrower;

                  (3) An organization chart for Guarantor, its Subsidiaries, Borrower and its Subsidiaries, setting forth the relationship among such Persons, certified by an Executive Officer of Borrower;

                  (4) Evidence satisfactory to Agent that since September 30, 1998, (i) no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect and (ii) no change has occurred to the capital structure of Borrower which is unacceptable to Agent in its sole discretion;

                  (5) A certificate of an Executive Officer of Borrower, addressed to Agent and dated the Closing Date, certifying that:

                           (a) The  representations  and  warranties of Borrower
                  and its Subsidiaries set forth in Paragraph 4.01 and the representations and warranties of Borrower and its Subsidiaries and Guarantor and its Subsidiaries set forth in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

                           (b) No Event of Default or Default has  occurred  and
                  is continuing as of such date;

                  (6) Evidence satisfactory to Agent that the proceeds of the initial Loans to be made on the Closing Date will be used to satisfy all outstanding indebtedness of Borrower under the Prior Credit Agreement, that the obligations of Borrower under the Prior Credit Agreement (other than inchoate indemnity obligations) have been satisfied and that the Prior Credit Agreement is terminated;

                  (7) All fees and expenses payable to Agent and the Banks on or prior to the Closing Date (including all Origination Fees and all fees payable to Agent pursuant to the Agent's Fee Letters);

                  (8) All fees and expenses of Agent's counsel through the Closing Date; and

                                     3.01-3

                  (9) Such other  evidence  as Agent or any Bank may  reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Agreement and the other Credit Documents.



                                     3.01-4

                                    EXHIBIT A

                               NOTICE OF BORROWING

                                     [Date]


Fleet National Bank,
   as Agent
Mail Stop MA OF D07A
One Federal Street
Boston, MA  02110
Attn:  Mike Barclay


         1. Reference is made to that certain Credit Agreement, dated as of December 18, 1998 (as amended from time to time, the "Credit Agreement"), among ATL Products, Inc. ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), and Fleet National Bank, as agent for the Banks (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(b) of the Credit Agreement, Borrower irrevocably hereby requests a Borrowing upon the following terms:

                  (a) The principal amount of the requested Borrowing is to be $__________;

                  (b) The requested Borrowing is to consist of ["Base Rate" or "LIBOR"] Loans;

                  (c) If the  requested  Borrowing is to consist of LIBOR Loans,
         the  initial   Interest   Period  for  such  Revolving  Loans  will  be
         [__________ month[s]]; and

                  (d) The date of the requested  Borrowing is to be  __________,
         ____.

         3. Borrower hereby certifies to Agent and the Banks that, on the date of this Notice of Borrowing and after giving effect to the requested Borrowing:

                  (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and the representations and warranties of Borrower and its Subsidiaries and Guarantor and its Subsidiaries set forth in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

                  (b) No Default or Event of Default has occurred and is continuing or will result from the requested Borrowing.

         4.       Please disburse the proceeds of the requested Borrowing to ___

________________________________________________________________________________

________________________________________________________________________________


         IN WITNESS WHEREOF, Borrower has executed this Notice of Borrowing on the date set forth above.

                                   ATL PRODUCTS, INC.



                                   By:__________________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT B

                              NOTICE OF CONVERSION

                                     [Date]


Fleet National Bank,
   as Agent
Mail Stop MA OF D07A
One Federal Street
Boston, MA  02110
Attn:  Mike Barclay


         1. Reference is made to that certain Credit Agreement, dated as of December 18, 1998 (as amended from time to time, the "Credit Agreement"), among ATL Products, Inc. ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), and Fleet National Bank, as agent for the Banks (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(d) of the Credit Agreement, Borrower hereby irrevocably requests to convert a Borrowing as follows:

                  (a) The Borrowing to be converted consists of ["Base Rate" or "LIBOR"] Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on __________, ____;

                  (b) The Revolving Loans in the Borrowing are to be converted into ["Base Rate" or "LIBOR"] Loans;

                  (c) If such Revolving Loans are to be converted into LIBOR Loans, the initial Interest Period for such Revolving Loans commencing upon conversion will be [__________ month[s]]; and

                  (d) The date of the requested  conversion is to be __________,
         ____.

         3. Borrower hereby certifies to Agent and the Banks that, on the date of this Notice of Conversion, and after giving effect to the requested conversion, no Default or Event of Default has occurred and is continuing or will result from the requested conversion.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Conversion on the date set forth above.

                                     ATL PRODUCTS, INC.



                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                   EXHIBIT C

                       NOTICE OF INTEREST PERIOD SELECTION

                                     [Date]


Fleet National Bank,
   as Agent
Mail Stop MA OF D07A
One Federal Street
Boston, MA  02110
Attn:  Mike Barclay

         1. Reference is made to that certain Credit Agreement, dated as of December 18, 1998 (as amended from time to time, the "Credit Agreement"), among ATL Products, Inc. ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), and Fleet National Bank, as agent for the Banks (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(e) of the Credit Agreement, Borrower hereby irrevocably selects a new Interest Period for a Revolving Loan as follows:

                  (a) The Borrowing for which a new Interest Period is to be selected consists of LIBOR Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on __________, ____;

                  (b) The last day of the current Interest Period for such Revolving Loans is __________, ____; and

                  (c)  The  next  Interest   Period  for  such  Revolving  Loans
         commencing upon the last day of the current Interest Period is to be [_________ month[s]].

         3. Borrower hereby certifies to Agent and the Banks that, on the date of this Notice of Interest Period Selection, and after giving effect to the requested selection, no Default or Event of Default has occurred and is continuing or will result from the requested selection.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Interest Period Selection on the date set forth above.

                                   ATL PRODUCTS, INC.



                                   By:__________________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                   EXHIBIT D

                               REVOLVING LOAN NOTE


$ 20,000,000                                                   December 18, 1998


         FOR VALUE RECEIVED, ATL PRODUCTS, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of Fleet National Bank ("Bank"), the principal sum of Twenty Million DOLLARS ($20,000,000), or such lesser amount as shall equal the aggregate outstanding principal balance of the Revolving Loans made by Bank to Borrower pursuant to the Credit Agreement referred to below (as amended from time to time, the "Credit Agreement"), on or before the Maturity Date specified in the Credit Agreement, and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

         Borrower shall make all payments hereunder, for the account of Bank's Applicable Lending Office, to Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

         Borrower hereby authorizes Bank to record on the schedule(s) annexed to this note the date and amount of each Revolving Loan and of each payment or prepayment of principal made by Borrower and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of Bank to make any such notation shall not affect Borrower's obligations hereunder.

         This note is one of the Notes referred to in the Credit Agreement, dated as of December 18, 1998, among Borrower, Bank and the other financial institutions from time to time parties thereto (collectively, the "Banks"), Fleet National Bank, as agent for the Banks. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including Paragraph 8.05 thereof. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

         Borrower shall pay all reasonable fees and expenses payable to third parties, including reasonable attorneys' fees, incurred by Bank in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California.



                                  ATL PRODUCTS, INC.


                                  By:  /s/ Mark de Raad
                                       -----------------------------------------
                                  Name:  Mark de Raad
                                         ---------------------------------------
                                  Title: Vice President, Finance & CFO
                                         ---------------------------------------


                                        LOANS AND PAYMENTS OF PRINCIPAL
---------------------------------------------------------------------------------------------------------------------
      Date         Type of Loan    Amount of Loan  Interest Period     Amount of         Unpaid       Notation Made
                                                                    Principal Paid     Principal           By
                                                                      or Prepaid        Balance
----------------- ---------------- --------------- ---------------- ---------------- --------------- ----------------
----------------- ---------------- --------------- ---------------- ---------------- --------------- ----------------

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

                                   EXHIBIT D__

                               REVOLVING LOAN NOTE


$ 15,000,000                                                   December 18, 1998


         FOR VALUE RECEIVED, ATL PRODUCTS, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of Bank of America National Trust & Savings Association ("Bank"), the principal sum of Fifteen Million DOLLARS ($15,000,000), or such lesser amount as shall equal the aggregate outstanding principal balance of the Revolving Loans made by Bank to Borrower pursuant to the Credit Agreement referred to below (as amended from time to time, the "Credit Agreement"), on or before the Maturity Date specified in the Credit Agreement, and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

         Borrower shall make all payments hereunder, for the account of Bank's Applicable Lending Office, to Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

         Borrower hereby authorizes Bank to record on the schedule(s) annexed to this note the date and amount of each Revolving Loan and of each payment or prepayment of principal made by Borrower and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of Bank to make any such notation shall not affect Borrower's obligations hereunder.

         This note is one of the Notes referred to in the Credit Agreement, dated as of December 18, 1998, among Borrower, Bank and the other financial institutions from time to time parties thereto (collectively, the "Banks"), Fleet National Bank, as agent for the Banks. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including Paragraph 8.05 thereof. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

         Borrower shall pay all reasonable fees and expenses payable to third parties, including reasonable attorneys' fees, incurred by Bank in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California.



                                 ATL PRODUCTS, INC.


                                 By:  /s/ Mark de Raad
                                     -------------------------------------------
                                 Name:  Mark de Raad
                                        ----------------------------------------
                                 Title: Vice President, Finance & CFO
                                        ----------------------------------------



                                        LOANS AND PAYMENTS OF PRINCIPAL

---------------------------------------------------------------------------------------------------------------------
      Date         Type of Loan    Amount of Loan  Interest Period     Amount of         Unpaid       Notation Made
                                                                    Principal Paid     Principal           By
                                                                      or Prepaid        Balance
----------------- ---------------- --------------- ---------------- ---------------- --------------- ----------------
----------------- ---------------- --------------- ---------------- ---------------- --------------- ----------------

----------------- ---------------- --------------- ---------------- ---------------- --------------- ----------------

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----------------- ---------------- --------------- ---------------- ---------------- --------------- ----------------

                                    EXHIBIT E

                                FORM OF GUARANTY

                                    GUARANTY

         THIS GUARANTY, dated as of December 18, 1998, is executed by QUANTUM CORPORATION, a Delaware corporation ("Guarantor"), in favor of FLEET NATIONAL BANK, a national banking association, acting as agent (in such capacity, and each successor thereto in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Banks").

                                    RECITALS

         A. Pursuant to a Credit Agreement dated as of December 18, 1998, (as amended from time to time, the "Credit Agreement"), among ATL Products, Inc., a Delaware corporation ("Borrower"), the Banks and Agent, the Banks have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein. Guarantor is the sole shareholder of Borrower.

         B. The Banks' obligations to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Guaranty, duly executed by Guarantor.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Agent, for the ratable benefit of the Banks and Agent, as follows:

         1.       Definitions and Interpretation.

                  (a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

                           "Agent"  shall have the meaning given to that term in
                  the introductory paragraph hereof.

                           "Banks"  shall have the meaning given to that term in
                  the introductory paragraph hereof.

                           "Borrower"  shall have the meaning given to that term
                  in the Recital A hereof.

                           "Credit  Agreement"  shall have the meaning  given to
                  that term in the Recital A hereof.

                           "Disallowed  Post-Commencement Interest and Expenses"
                  shall mean interest computed at the rate provided in the Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

                           "Guaranteed   Obligations"   shall  mean  all  loans,
                  advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Agreement or any of the other Credit Documents, including, without limitation, all principal, interest, rent, fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                           "Guarantor" shall have the meaning given to that term
                  in the introductory paragraph hereof.

                           "Insolvency   Proceeding"  shall  mean  any  case  or
                  proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

                           "Subordinated  Obligations"  shall  have the  meaning
                  given to that term in Paragraph 6 hereof.

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement.

                  (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Guarantor acknowledges receipt of copies of the Credit Agreement and the other Credit Documents.

                  (c) GAAP. Unless otherwise indicated in this Guaranty, the Credit Agreement or any other Credit Document, all accounting terms used in this Guaranty, the Credit

         Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes in any material respect during the term of this Guaranty such that any covenants contained herein would then be calculated in a different manner or with different components, Guarantor, the Banks and Agent agree to negotiate in good faith to amend this Guaranty in such respects as are necessary to conform those covenants as criteria for evaluating Guarantor's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Guarantor, the Banks and Agent so amend this Guaranty, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

         2.       Guaranty.

                  (a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Agent, any and all of the
         Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

                  (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Banks to extend credit to Borrower have terminated and all of the Guaranteed Obligations (other than inchoate indemnity obligations of Borrower) have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Agent or any Bank, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

                  (c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

                  (d) Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

         3. Representations and Warranties. Guarantor hereby represents and warrants to Agent and the Banks as follows:

                  (a) Due Incorporation, Qualification, etc. Each of Guarantor and Guarantor's Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

                  (b) Authority. The execution, delivery and performance by Guarantor of each Credit Document executed, or to be executed, by Guarantor and the consummation of the transactions contemplated thereby
         (i) are within the corporate power of Guarantor; and (ii) have been duly authorized by all necessary corporate actions on the part of Guarantor.

                  (c) Enforceability. Each Loan Document in the nature of an agreement executed, or to be executed, by Guarantor has been, or will be, duly executed and delivered by Guarantor and constitutes, or will constitute, a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (d) Non-Contravention. The execution and delivery by Guarantor of the Loan Documents to which Guarantor is a party and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Guarantor; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligations of Guarantor which could reasonably be expected to have a Material Adverse Effect; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Guarantor (except such Liens as may be created in favor of Agent pursuant to the Credit Agreement, this Guaranty or the other Credit Documents).

                  (e)  Approvals.  No  material  consent,   approval,  order  or
         authorization of, or registration, declaration or filing with, any Governmental Authority or other Person having jurisdiction over Guarantor or any of Guarantor's Subsidiaries (including the shareholders of any Person) is required in connection with the execution and delivery of the Loan Documents executed by Guarantor or the performance and consummation of the transactions contemplated thereby except for consents, approvals, orders, authorizations, registrations, declarations or filings required to be obtained or made in accordance with the Loan Documents.

                  (f) Representations and Warranties Under Guarantor Credit Agreement. Each of the representations and warranties of Guarantor and its Subsidiaries set forth in Paragraph 4.01 of the Guarantor Credit Agreement (other than the representations and warranties set forth in Subparagraph 4.01(a) through (e) of the Guarantor Credit Agreement) and in the other Guarantor Credit Documents are true and correct in all material respects (except for representations and warranties expressly made as of a specified date, which are true and correct as of such date).

                  (g) Accuracy of Information Furnished. None of the Credit Documents and none of the other certificates, statements or information furnished to Agent or any Bank by or on behalf of Guarantor or any of its Subsidiaries in connection with the Credit Documents or the transactions contemplated thereby (taken together with all such Credit Documents, certificates, statements or information) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood by the Banks that the projections and forecasts provided by Guarantor are not to be viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

                  (h) Year 2000 Compliance. Guarantor and its Subsidiaries have reviewed or are reviewing the areas within their business and operations which reasonably could be expected to be adversely affected by, and have developed or are developing a program to address on a timely and adequate basis, the Year 2000 Problem and intend to make appropriate inquiry of material suppliers and vendors. Upon the completion of such ongoing review and development of such a program, Guarantor and its Subsidiaries believe that they will be able to timely and adequately address the Year 2000 Problem such that it could not reasonably be expected to have a Material Adverse Effect.

         4.       Covenants.

         4.1. Affirmative Covenants. Until all obligations of Agent or any Bank to extend credit to Borrower have terminated and all of the Guaranteed Obligations (other than inchoate indemnity obligations of Borrower) have been fully, finally and indefeasibly paid, unless Majority Banks shall otherwise consent in writing, Guarantor will comply, and will cause compliance, with each of the affirmative covenants set forth in Paragraph 5.01 of the Guarantor Credit Agreement; provided, however, that (a) all references to "Borrower" therein shall be deemed to be references to Guarantor, (b) all references to "Subsidiaries" therein shall be deemed to be references to Subsidiaries of Guarantor and (c) all references to "Administrative Agent" therein shall be deemed to be references to Agent.

         4.2. Negative Covenants. Until all obligations of Agent or any Bank to extend credit to Borrower have terminated and all of the Guaranteed Obligations (other than inchoate indemnity obligations of Borrower) have been fully, finally and indefeasibly paid, unless Majority Banks shall otherwise consent in writing, Guarantor will comply, and will cause compliance, with each of the negative covenants set forth in Paragraph 5.02 of the Guarantor Credit Agreement; provided, however, that (a) all references to "Borrower" therein shall be deemed to be references to Guarantor, (b) all references to "Subsidiaries" therein shall be deemed to be references to Subsidiaries of Guarantor and (c) all references to "Administrative Agent" therein shall be deemed to be references to Agent.

         5.       Authorizations, Waivers, Etc.

                  (a) Authorizations. Guarantor authorizes Agent and the Banks, in their discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of Guarantor hereunder, from time to time to:

                           (i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Credit Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

                           (ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

                           (iii) Otherwise exercise any right or remedy they may
                  have against Borrower, Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

                           (iv) Settle,  compromise with,  release or substitute
                  any one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

                           (v) Assign the Guaranteed Obligations,  this Guaranty
                  or the other Credit Documents in whole or in part to the extent provided in the Credit Agreement and the other Credit Documents.

                  (b) Waivers. Guarantor hereby waives:

                           (i) Any  right  to  require  Agent or any Bank to (A)
                  proceed against Borrower or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from Borrower, Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshall the assets of

                  Borrower, Guarantor or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in Agent's or any Bank's power whatsoever;

                           (ii) Any defense arising by reason of the application
                  by Borrower of the proceeds of any borrowing;

                           (iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Agent or any Bank to foreclose upon security by nonjudicial sale, or otherwise;

                           (iv) Any setoff or  counterclaim  of  Borrower or any
                  defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Credit Documents);

                           (v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

                           (vi) Until all obligations of Agent or any Bank to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Agent, the Banks or any other Person now has or may hereafter have against Borrower on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Agent, any Bank or any other Person on account of the Guaranteed Obligations;

                           (vii) All presentments, demands for performance, notices of non-performance, notices delivered under the Credit Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

                           (viii) The benefit of any statute of  limitations  to
                  the extent permitted by law;

                           (ix) Any appraisement,  valuation,  stay,  extension,
                  moratorium redemption or similar law or similar rights for marshalling;

                           (x) Any right to be  informed by Agent or any Bank of
                  the financial condition of Borrower or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

                           (xi) Until all obligations of Agent or any Bank to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right to revoke this Guaranty;

                           (xii) Any defense  arising  from an election  for the
                  application  of  Section   1111(b)(2)  of  the  United  States
                  Bankruptcy Code which applies to the Guaranteed Obligations;

                           (xiii) Any defense  based upon any borrowing or grant
                  of a security interest under Section 364 of the United States Bankruptcy Code; and

                           (xiv) Any right it may have to a fair  value  hearing
                  to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

         Without limiting the scope of any of the foregoing provisions of this Paragraph 5, Guarantor hereby further waives (A) all rights and defenses arising out of an election of remedies by Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (B) all rights and defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranteed Obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (C) all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, to the extent such rights and defenses may be waived by Guarantor pursuant to Section 2856 of the California Civil Code,
         Section 2899 or Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.

                  (c) Financial Condition of Borrower, Etc. Guarantor is fully aware of the financial condition and affairs of Borrower. Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning Borrower furnished to Guarantor by Agent or any Bank and has, independently and without reliance on Agent or any Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.

         6. Subordination. Guarantor hereby subordinates any and all debts, liabilities and obligations owed to Guarantor by Borrower or any Subsidiary of Borrower (the "Subordinated Obligations") to the Guaranteed Obligations as provided in this Paragraph 6.

                  (a) Prohibited Payments, Etc. Until the occurrence of an Event of Default or any default by Guarantor hereunder, Guarantor and its Subsidiaries may receive payments from Borrower on account of
         Subordinated   Obligations.   After  the   occurrence  and  during  the
         continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), however, unless Agent otherwise agrees, Guarantor shall not, and shall not permit any of its Subsidiaries (other than Borrower) to, demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

                  (b) Prior Payment of Guaranteed Obligations. In any Insolvency Proceeding relating to Borrower, Guarantor agrees that Agent and the Banks shall be entitled to receive payment of all Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) before Guarantor or any of its Subsidiaries (other than Borrower) receives payment of any Subordinated Obligations.

                  (c) Turn-Over. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Guarantor and its Subsidiaries (other than Borrower) shall, if Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Agent and the Banks and deliver such payments to Agent on account of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

                  (d) Agent Authorization. After the occurrence and during the continuance of any Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any
         Insolvency Proceeding relating to Borrower), Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of Guarantor and its Subsidiaries (other than Borrower), to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Disallowed Post-Commencement
         Interest and Expenses), and (ii) to require Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Agent for application to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses).

         7.       Setoff.

                  (a) Setoff. In addition to any rights and remedies of the Banks provided by law, each Bank shall have the right, with the prior consent of Agent, but without prior notice to or consent from Guarantor, any such notice or consent being expressly waived by Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply, or to authorize or direct such Bank to set-off and apply, against any indebtedness, whether matured or unmatured, of Guarantor to such Bank Party, any amount owing from such Bank Party to Borrower, at or at any time after, the happening of any of the above mentioned events, and as security for such indebtedness, Guarantor hereby grants to Agent and each Bank a continuing security interest in any and all deposits, accounts or moneys of Guarantor then or thereafter maintained with such Bank. The aforesaid right of set-off may be exercised by any Bank against Guarantor or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Guarantor or against anyone else claiming through or against Guarantor or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Bank prior to the occurrence of an Event of Default. Any Bank which exercises its right of setoff agrees promptly to notify Guarantor after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  (b) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Agent or any Bank or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Agent.

         8.       Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Guarantor or Agent under this Guaranty or the other Credit Documents shall be in writing and faxed, mailed or delivered to Guarantor or Agent at its respective facsimile number or address set forth below or (or to such other facsimile number or address for either party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (i) when sent by any overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when faxed, upon confirmation of receipt.

                  Guarantor:        Quantum Corporation

                                    500 McCarthy Boulevard
                                    Milpitas, CA 95035l
                                    Attn: Tony Lewis,
                                    Vice President Finance & Treasurer
                                    Telephone:  (408) 894-4983
                                    Facsimile:  (408) 894-4562

                  Agent:            Fleet National Bank
                                    Mail Stop MA OF D07A
                                    One Federal Street
                                    Boston, MA  02110
                                    Attn:  Mike Barclay
                                    Telephone:  (617) 346-0057
                                    Facsimile:  (617) 346-0151

                  (b) Payments. Guarantor shall make all payments required hereunder to Agent, or its order, at Agent's office located at the address set forth in Subparagraph 8(a) hereof, or at such other office as Agent may designate, on demand, in Dollars. If any amounts required to be paid by Guarantor under this Guaranty are not paid when due, Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

                  (c) Expenses. Guarantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and the Banks in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Agent's or the Banks' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor, Borrower or any of their affiliates).

                  (d) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Agent's or any Bank's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                  (e) Assignments. This Guaranty shall be binding upon and inure to the benefit of Agent, the Banks and Guarantor and their respective successors and assigns; provided, however, that Guarantor may not assign or transfer any of its rights and obligations under this Guaranty without the prior written consent of Agent and the Banks, and, provided, further, that Agent or any Bank may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person.

                  (f) Cumulative Rights, etc. The rights, powers and remedies of Agent and the Banks under this Guaranty shall be in addition to all rights, powers and remedies given to Agent and the Banks by virtue of any applicable law, rule or regulation of any Governmental Authority, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's or any Bank's rights hereunder. Guarantor waives any right to require Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Bank's power.

                  (g) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Agent or any Bank hereunder, the amounts so payable to Agent or such Bank shall be increased to the extent necessary to yield to Agent or such Bank (after payment of all such amounts) any such amounts payable hereunder in the amounts specified in this Guaranty. Upon request by Agent or any Bank, Guarantor shall furnish evidence satisfactory to Agent or such Bank that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (h) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (i) Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  (j) Jury Trial. EACH OF GUARANTOR, THE BANKS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

                  (k) Limitation of Liability. NO CLAIM MAY BE MADE BY GUARANTOR AGAINST AGENT, ANY BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF AGENT OR ANY BANK FOR ANY

         SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

                            QUANTUM CORPORATION

                            By:  /s/ Anthony H. Lewis, Jr.
                                 -----------------------------------------------
                                 Name:  Anthony H. Lewis, Jr.
                                        ----------------------------------------
                                 Title: Vice President, Finance & Treasurer
                                        ----------------------------------------

                                    EXHIBIT F

                              ASSIGNMENT AGREEMENT

         THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, is by and among:

                  (1) The bank designated under item A of Attachment 1 hereto as the Assignor Bank ("Assignor Bank"); and

                  (2) Each bank designated under item B of Attachment 1 hereto as an Assignee Bank (individually, an "Assignee Bank").


                                    RECITALS

         A. Assignor Bank is one of the banks which is a party to the Credit Agreement dated as of December 18, 1998, among ATL Products, Inc. ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), and Fleet National Bank, as agent for the Banks (in such capacity, "Agent"). (Such Credit Agreement, as amended, supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "Credit Agreement").

         B. Assignor Bank wishes to sell, and Assignee Bank wishes to purchase, a portion of Assignor Bank's rights under the Credit Agreement pursuant to Subparagraph 8.05(c) of the Credit Agreement.


                                    AGREEMENT

         Now, therefore, the parties hereto hereby agree as follows:

         1.  Definitions.   Except  as  otherwise  defined  in  this  Assignment
Agreement, all capitalized terms used herein and defined in the Credit Agreement have the respective meanings given to those terms in the Credit Agreement.

         2. Sale and Assignment. Subject to the terms and conditions of this Assignment Agreement, Assignor Bank hereby agrees to sell, assign and delegate to each Assignee Bank and each Assignee Bank hereby agrees to purchase, accept and assume an undivided interest in and share of Assignor Bank's rights, obligations and duties under the Credit Agreement and the other Credit Documents equal to the Proportionate Share set forth under the caption "Proportionate Share" opposite such Assignee Bank's name on Attachment 1 hereto.

         3. Assignment  Effective Upon Notice. Upon (a) receipt by Agent of five
(5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Bank and each Assignee Bank (and, if any Assignee Bank is not then a Bank, by Borrower and Agent, (b) payment to Agent of the registration and processing fee specified in Subparagraph 8.05(e) by Assignor Bank, Agent will transmit to Borrower, Assignor Bank and each Assignee Bank an Assignment Effective Notice substantially in the form of Attachment 2 hereto (an "Assignment Effective Notice"). Such Assignment Effective Notice shall set forth the date on which the assignment affected by this Assignment Agreement shall become effective (the "Assignment Effective Date"), which date shall be the fifth Business Day following the date of such Assignment Effective Notice.

         4. Assignment Effective Date. At or before 12:00 noon (local time of Assignor Bank) on the Assignment Effective Date, each Assignee Bank shall pay to Assignor Bank, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Bank and such Assignee Bank (the "Purchase Price"), for the Proportionate Share purchased by such Assignee Bank hereunder. Effective upon receipt by Assignor Bank of the Purchase Price payable by each Assignee Bank, the sale, assignment and delegation to such Assignee Bank of such Proportionate Share as described in Paragraph 2 hereof shall become effective.

         5. Payments After the Assignment Effective Date. Assignor Bank and each Assignee Bank hereby agree that Agent shall, and hereby authorize and direct Agent to, allocate amounts payable under the Credit Agreement and the other Credit Documents as provided in the Credit Agreement in accordance with its appropriate Proportionate Share. Assignor Bank and each Assignee Bank have made separate arrangements for (i) the payment by Assignor Bank to such Assignee Bank of any principal, interest, fees or other amounts previously received or otherwise payable to Assignor Bank hereunder if Assignor Bank and such Assignee Bank have otherwise agreed that such Assignee Bank is entitled to receive any such amounts and (ii) the payment by such Assignee Bank to Assignor Bank of any principal, interest, fees or other amounts payable to such Assignee Bank hereunder if Assignor Bank and such Assignee Bank have otherwise agreed that Assignor Bank is entitled to receive any such amounts.

         6. Delivery of Notes. On or prior to the Assignment Effective Date, Assignor Bank will deliver to Agent the Note payable to Assignor Bank. On or prior to the Assignment Effective Date, Borrower will deliver to Agent a Note for each Assignee Bank and Assignor Bank, in each case a in principal amount reflecting, in accordance with the Credit Agreement, their respective Commitment (as adjusted pursuant to this Assignment Agreement). As provided in Subparagraph 8.05(c) of the Credit Agreement, each such new Note shall be dated the Closing Date and otherwise be in the form of Note replaced thereby (provided that Borrower shall not be obligated to pay any principal paid or interest accrued prior to the effective date of this assignment to the Assignee Bank). Promptly after the Assignment Effective Date, Agent will send to each of Assignor Bank and the Assignee Banks its new Note and will send to Borrower the superseded Note of Assignor Bank, marked "replaced."

         7. Delivery of Copies of Credit Documents. Concurrently with the execution and delivery hereof, Assignor Bank will provide to each Assignee Bank (if it is not already a Bank party to the Credit Agreement) conformed copies of all documents delivered to Assignor Bank on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Credit Agreement.

         8. Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

         9. Further Representations, Warranties and Covenants. Assignor Bank and each Assignee Bank further represent and warrant to and covenant with each other, Agent and the Banks as follows:

                  (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents furnished.

                  (b) Assignor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its obligations under the Credit Agreement or any other Credit Documents.

                  (c) Each Assignee Bank confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

                  (d) Each Assignee Bank will, independently and without reliance upon any Agent, Assignor Bank or any other Bank and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents.

                  (e) Each Assignee Bank appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section VII of the Credit Agreement.

                  (f) Each Assignee Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Bank.

                  (g) Attachment 1 hereto sets forth the revised Proportionate Share of Assignor Bank and each Assignee Bank as well as administrative information with respect to each Assignee Bank.

         10. Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) each Assignee Bank shall be a Bank with a Proportionate Share as set forth on Attachment 1 hereto and shall have the rights, duties and obligations of such a Bank under the

Credit Agreement and the other Credit Documents and (b) Assignor Bank shall be a Bank with a Proportionate Share as set forth on Attachment 1 hereto, or, if the Proportionate Share of Assignor Bank has been reduced to 0%, Assignor Bank shall cease to be a Bank.

         11. Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.


                                _______________________________________________,
                                as Assignor Bank


                                By: ____________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                _______________________________________________,
                                as an Assignee Bank


                                By: ____________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                _______________________________________________,
                                as an Assignee Bank


                                By: ____________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                _______________________________________________,
                                as an Assignee Bank


                                By: ____________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

CONSENTED TO AND ACKNOWLEDGED BY:

ATL PRODUCTS, INC.


By: _________________________________________________
       Name: ________________________________________
       Title:________________________________________



FLEET NATIONAL BANK,
     As Agent


By:  ________________________________________________
       Name:  _______________________________________
       Title: _______________________________________


ACCEPTED FOR RECORDATION
     IN REGISTER:


FLEET NATIONAL BANK,
     As Agent


By: _________________________________________________
       Name: ________________________________________
       Title:________________________________________

                                  ATTACHMENT 1
                             TO ASSIGNMENT AGREEMENT


                    NAMES, ADDRESSES AND PROPORTIONATE SHARES
              OF ASSIGNOR BANK AND ASSIGNEE BANKS AFTER ASSIGNMENT

                              --------------, ----

                                                                      Portionate
                                                                        Share*
                                                                      ----------
A.          ASSIGNOR BANK

            ------------------------------                            -----%

            Applicable Lending Office:

            ------------------------------
            ------------------------------
            ------------------------------
            ------------------------------

            Address for notices:
            ------------------------------
            ------------------------------
            ------------------------------
            ------------------------------
            Telephone No:  __________
            Facsimile No:  __________

            Wiring Instructions:
            ------------------------------
            ------------------------------


B.          ASSIGNEE BANKS

            ------------------------------                            -----%

            Applicable Lending Office:
            ------------------------------
            ------------------------------
            ------------------------------
            ------------------------------


                                     F[1]-1

* To be expressed by a percentage rounded to the eighth-digit to the right of the decimal point.

                                                                      Portionate
                                                                      Share*
                                                                      ----------

            Address for notices:

            ------------------------------
            ------------------------------
            ------------------------------
            ------------------------------
            Telephone No:  __________
            Facsimile No:  __________

            Wiring Instructions:
            ------------------------------                            -----%
            ------------------------------
            ------------------------------

            Applicable Lending Office:
            ------------------------------
            ------------------------------
            ------------------------------
            ------------------------------

            Address for notices:
            ------------------------------
            ------------------------------
            ------------------------------
            ------------------------------
            Telephone No:  __________
            Facsimile No:  __________

            Wiring Instructions:
            ------------------------------
            ------------------------------



                                     F[1]-2

                                  ATTACHMENT 2
                             TO ASSIGNMENT AGREEMENT

                                     FORM OF
                           ASSIGNMENT EFFECTIVE NOTICE

         The undersigned, as agent for the banks under the Credit Agreement, dated as of December 18, 1998 (as amended from time to time) among ATL Products, Inc. ("Borrower"), the financial institutions parties thereto (the "Banks") and Fleet National Bank, as agent for the Banks (in such capacity, "Agent"), acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. [Note: Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

         1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________ [Insert fifth business day following date of Assignment Effective Notice].

         2. Pursuant to such Assignment Agreement, Assignor Bank is required to deliver to Agent on or before the Assignment Effective Date the Note payable to Assignor Bank.

         3. Pursuant to such Assignment Agreement, Borrower is required to deliver to Agent on or before the Assignment Effective Date the following Notes, each dated _________________ [Insert appropriate date]:

         [Describe each new Note for Assignor Bank and each Assignee Bank as to principal amount.]

         4. Pursuant to such Assignment Agreement, each Assignee Bank is required to pay its Purchase Price to Assignor Bank at or before 12:00 Noon (local time of Assignor Bank) on the Assignment Effective Date in immediately available funds.

                                   Very truly yours,

                                   FLEET NATIONAL BANK,
                                   as Agent



                                   By:  ________________________________________
                                   Name: _______________________________________
                                   Title:  _____________________________________


                                     F[2]-1